                                                                    EXHIBIT 10.8



                                  OFFICE LEASE

                                       at

                               LEADERSHIP SQUARE
                            Oklahoma City, Oklahoma

                                    between

                        LSQ INVESTORS, L.L.C. (LANDLORD)

                                      and

                       CANAAN ENERGY CORPORATION (TENANT)



                            Dated: December 4, 2000


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                                TABLE OF CONTENTS

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                                                                                                         PAGE
                                                                                                         ----

ARTICLE ONE - BASIC LEASE PROVISIONS ......................................................................1
       1.01      BASIC LEASE PROVISIONS ...................................................................1
       1.02      ENUMERATION OF EXHIBITS ..................................................................1
       1.03      DEFINITIONS ..............................................................................1

ARTICLE TWO - PREMISES, TERM AND FAILURE TO GIVE POSSESSION ...............................................4
       2.01      LEASE OF PREMISES ........................................................................4
       2.02      TERM .....................................................................................4
       2.03      FAILURE TO GIVE POSSESSION ...............................................................5
       2.04      CONDITION OF PREMISES ....................................................................5

ARTICLE THREE - RENT ......................................................................................5

ARTICLE FOUR - RENT ADJUSTMENT ............................................................................6
       4.01      RENT ADJUSTMENT ..........................................................................6
       4.02      PROCEDURE ................................................................................6
       4.03      BOOKS AND RECORDS ........................................................................6
       4.04      PARTIAL OCCUPANCY ........................................................................7

ARTICLE FIVE - SECURITY DEPOSIT ...........................................................................7

ARTICLE SIX - SERVICES ....................................................................................7
       6.01      LANDLORD'S GENERAL SERVICES ..............................................................7
       6.02      ELECTRICAL SERVICES ......................................................................8
       6.03      ADDITIONAL AND AFTER-HOUR SERVICES .......................................................8
       6.04      TELEPHONE SERVICES .......................................................................8
       6.05      DELAYS IN FURNISHING SERVICES ............................................................9

ARTICLE SEVEN - POSSESSION, USE AND CONDITION OF PREMISES .................................................9
       7.01      POSSESSION AND USE OF PREMISES ...........................................................9
       7.02      LANDLORD ACCESS TO PREMISES .............................................................10
       7.03      QUIET ENJOYMENT .........................................................................11
       7.04      ENTRY CARDS .............................................................................11

ARTICLE EIGHT - MAINTENANCE ..............................................................................11
       8.01      LANDLORD'S MAINTENANCE ..................................................................11
       8.02      TENANT'S MAINTENANCE ....................................................................11


ARTICLE NINE - ALTERATIONS AND IMPROVEMENTS ..............................................................12
       9.01      TENANT'S ALTERATIONS ....................................................................12
       9.02      LIENS ...................................................................................13

ARTICLE TEN - ASSIGNMENT AND SUBLETTING ..................................................................13
      10.01      ASSIGNMENT AND SUBLETTING ...............................................................13
      10.02      RECAPTURE ...............................................................................14
      10.03      EXCESS RENT .............................................................................14
      10.04      TENANT LIABILITY ........................................................................14
      10.05      ASSUMPTION AND ATTORNMENT ...............................................................14

ARTICLE ELEVEN - DEFAULT AND REMEDIES ....................................................................14
      11.01      EVENTS OF DEFAULT .......................................................................14
      11.02      LANDLORD'S REMEDIES .....................................................................15
      11.03      ATTORNEY'S FEES .........................................................................16
      11.04      BANKRUPTCY ..............................................................................16
      11.05      LANDLORD'S DEFAULT ......................................................................16

ARTICLE TWELVE - SURRENDER OF PREMISES ...................................................................16
      12.01      IN GENERAL ..............................................................................16
      12.02      LANDLORD'S RIGHTS .......................................................................17

ARTICLE THIRTEEN - HOLDING OVER ..........................................................................17
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ARTICLE FOURTEEN - DAMAGE BY FIRE OR OTHER CASUALTY .......................................................17
       14.01     SUBSTANTIAL UNTENANTABILITY ..............................................................17
       14.02     INSUBSTANTIAL UNTENANTABILITY ............................................................18
       14.03     RENT ABATEMENT ...........................................................................18

ARTICLE FIFTEEN - EMINENT DOMAIN ..........................................................................18
       15.01     TAKING OF WHOLE OR SUBSTANTIAL PART ......................................................18
       15.02     TAKING OF PART ...........................................................................18
       15.03     COMPENSATION .............................................................................18

ARTICLE SIXTEEN - INSURANCE ...............................................................................19
       16.01     TENANT'S INSURANCE .......................................................................19
       16.02     FORM OF POLICIES .........................................................................19
       16.03     LANDLORD'S INSURANCE .....................................................................19
       16.04     WAIVER OF SUBROGATION ....................................................................19
       16.05     NOTICE OF CASUALTY .......................................................................20

ARTICLE SEVENTEEN - WAIVER OF CLAIMS AND INDEMNITY ........................................................20
       17.01     WAIVER OF CLAIMS .........................................................................20
       17.02     INDEMNITY BY TENANT AND LANDLORD .........................................................20

ARTICLE EIGHTEEN - RULES AND REGULATIONS ..................................................................21
       18.01     RULES ....................................................................................21
       18.02     ENFORCEMENT ..............................................................................21

ARTICLE NINETEEN - LANDLORD'S RESERVED RIGHTS .............................................................21
       19.01     RESERVED RIGHTS ..........................................................................21

ARTICLE TWENTY - ESTOPPEL CERTIFICATE .....................................................................21
       20.01     IN GENERAL ...............................................................................21
       20.02     ENFORCEMENT ..............................................................................22

ARTICLE TWENTY-ONE - RELOCATION OF TENANT .................................................................22

ARTICLE TWENTY-TWO - REAL ESTATE BROKERS ..................................................................22

ARTICLE TWENTY-THREE - MORTGAGEE PROTECTION ...............................................................22
       23.01     SUBORDINATION AND ATTORNMENT .............................................................22
       23.02     MORTGAGEE PROTECTION .....................................................................22

ARTICLE TWENTY-FOUR - NOTICES .............................................................................23

ARTICLE TWENTY-FIVE - MISCELLANEOUS .......................................................................23
       25.01     LATE CHARGES .............................................................................23
       25.02     WAIVER OF JURY TRIAL .....................................................................23
       25.03     DEFAULT UNDER OTHER LEASE ................................................................23
       25.04     OPTION ...................................................................................24
       25.05     TENANT AUTHORITY .........................................................................24
       25.06     ENTIRE AGREEMENT .........................................................................24
       25.07     MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE ...........................................24
       25.08     EXCULPATION ..............................................................................24
       25.09     ACCORD AND SATISFACTION ..................................................................24
       25.10     LANDLORD'S OBLIGATIONS ON SALE OF BUILDING ...............................................24
       25.11     BINDING EFFECT ...........................................................................24
       25.12     CAPTIONS .................................................................................24
       25.13     APPLICABLE LAW ...........................................................................24
       25.14     ABANDONMENT ..............................................................................24
       25.15     LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES ..............................................25
       25.16     TENANT SIGNAGE ...........................................................................25
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

                                  OFFICE LEASE


                                   ARTICLE ONE
                             BASIC LEASE PROVISIONS

1.01 BASIC LEASE PROVISIONS - In the event of any conflict between these Basic Lease Provisions and any other Lease provision, such other Lease provision shall control.

(1)      PROPERTY AND ADDRESS: Leadership Square; 211 North Robinson Avenue,
         Oklahoma City, Oklahoma 73102.

(2) LANDLORD AND ADDRESS: LSQ Investors, L.L.C., an Oklahoma limited liability company; Management Office, One Leadership Square, Suite 308,
         211 North Robinson Avenue, Oklahoma City, Oklahoma 73102

(3)      TENANT:

         (a)      Name: Canaan Energy Corporation

         (b) State of incorporation or partnership: an Oklahoma corporation.

(4)      DATE OF LEASE: DECEMBER 4, 2000.

(5) LENGTH OF TERM: One hundred twenty (120) months (plus any partial calendar month in which the Commencement Date falls).

(6)      PROJECTED COMMENCEMENT DATE: February 1,2001.

(7)      PROJECTED EXPIRATION DATE: January 31, 2011.

(8)      BASE RENT:

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                                                             Rate/SF
 Period               Monthly              Annually      of Rentable Area
 ------               -------              --------      ----------------
Months 01 - 24      $18,441.00          $221,292.00          $13.50

Months 25 - 60      $19,807.00          $237,684.00          $14.50

Months 61 - 84      $21,514.50          $258,174.00          $15.75

Months 85 - 120     $23,222.00          $278,664.00          $17.00


(9)      PREMISES: Suite No. 1000, One Leadership Square

         16,392 square feet of Rentable Area (approximate)

         13,992 square feet of Usable Area (approximate).

(10)     SECURITY DEPOSIT: $20,899.80.

(11)     TENANT'S USE OF PREMISES: General office use.

1.02     ENUMERATION OF EXHIBITS

The exhibits and riders set forth below and attached to this Lease are incorporated in this Lease by this reference:

         EXHIBIT A. Legal Description of Land
         EXHIBIT B. Plan of Premises
         EXHIBIT C. Work Letter Agreement
         EXHIBIT D. Rules and Regulations
         EXHIBIT E. Parking
         EXHIBIT F. Right of First Refusal
         EXHIBIT G. Renewal Option
         EXHIBIT H. Additional Provisions

1.03     DEFINITIONS

For purposes hereof, the following terms shall have the following meanings:

AFFILIATE: Any corporation or other business entity which is currently owned or controlled by, owns or controls, or is under common ownership or control with Tenant.



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

ALLOWANCE: "Allowance" shall mean an amount equal to the product of $22.00 times the number of square feet of Rentable Area of the Premises.

ATRIUM: "Atrium" shall mean the four (4) story glass atrium connecting One Leadership Square and Two Leadership Square, excluding all subsurface Utility Vault Areas and areas included as a part of the Parking Garage.

BUILDING: The "Building" shall mean One Leadership Square, which is located on the Land.

COMMENCEMENT DATE: The date specified in Section 1.01(6) as the Projected Commencement Date, unless changed by operation of Article Two.

COMMON AREAS: All areas of the Real Property made available by Landlord from time to time for the general common use or benefit of the tenants of the Real Property, and their employees and invitees, or the public, as such areas currently exist and as they may be changed from time to time.

DECORATION: Tenant Alterations which do not require a building permit and which do not involve any of the structural elements of the Building, or any of the systems of the Property, including, without limitation, its electrical, mechanical, plumbing and security and life/safety systems.

DEFAULT RATE: Eighteen percent (18%) per annum.

ENVIRONMENTAL LAWS: Any Law governing the use, storage, disposal or generation of any Hazardous Material, including without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended and the Resource Conservation and Recovery Act of 1976, as amended.

EXPENSE STOP: The sum of the Operating Expenses and Taxes (as defined in this Lease) per square foot of Rentable Area of the Real Property for the calendar year 2001.

EXPIRATION DATE: The date specified in Section 1.01(7) unless changed by operation of Article Two.

FORCE MAJEURE: Any accident, casualty, act of God, war or civil commotion, strike or labor troubles, or any cause whatsoever beyond the reasonable control of Landlord, including, but not limited to, energy shortages or governmental preemption in connection with a national emergency, or by reason of government laws or any rule, order or regulation of any department or subdivision thereof or any governmental agency, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

HAZARDOUS MATERIAL: Such substances, material and wastes which are or become regulated under any Environmental Law; or which are classified as hazardous or toxic under any Environmental Law; and explosives and firearms, radioactive material, asbestos, and polychlorinated biphenyls.

INDEMNITEES: Collectively, Landlord, any Mortgagee or ground lessor of the Property, the property manager and the leasing manager for the Property and their respective directors, officers, agents and employees.

INITIAL IMPROVEMENTS: "Initial Improvements," when used herein, shall mean those improvements or remodeling to the Premises, if any, which Landlord and/or Tenant shall agree to provide according to the Work Letter attached hereto as Exhibit "C".

LAND: The parcel of real estate legally described in Exhibit "A" attached hereto.

LAWS: All laws, ordinances, rules, regulations and other requirements adopted by any governmental body, or agency or department having jurisdiction over the Property, the Premises or Tenant's activities at the Premises and any covenants, conditions or restrictions of record which affect the Property.

LEASE: This instrument and all exhibits and riders attached hereto, as may be amended from time to time.

LEASE YEAR: The twelve month period beginning on the first day of the first month following the Commencement Date (unless the Commencement Date is the first day of a calendar month in which case beginning on the Commencement Date), and each subsequent twelve month, or shorter, period until the Expiration Date.

MONTHLY BASE RENT: The monthly rent specified in Section 1.01(8).

MORTGAGEE: Any holder of a mortgage, deed of trust, or other security instrument encumbering the Property.



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NATIONAL HOLIDAYS: New Year's Day, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day.

ONE LEADERSHIP SQUARE: "One Leadership Square" shall mean the certain twenty-two
(22) story office building (including penthouse) at 211 North Robinson Avenue, Oklahoma City, Oklahoma, excluding all subsurface Utility Vault Areas and areas included as a part of the Parking Garage.

OPERATING EXPENSES: Operating Expenses shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning the Property plus all operating expenses of the Exterior Common Areas (defined below) plus Taxes. Operating Expenses shall not include the cost of capital improvements, depreciation, interest, lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. Operating Expenses shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Operating Expenses, or which are required by governmental authorities. "Exterior Common Areas" shall mean that portion of the Property which is not located within One Leadership Square, Two Leadership Square, the Atrium, and the Parking Garage, and which are provided and maintained for the common use and benefit of Landlord and tenants of the Real Property generally and the employees, invitees, and licensees of Landlord and such tenants; including without limitation, all parking areas (enclosed or otherwise) and all streets, sidewalks, walkways, and landscaped areas.

PARKING GARAGE: "Parking Garage" shall mean all of the areas under the surface of the Land and adjacent street rights-of-way in which parking facilities for the Real Property have been constructed and which are designated by Landlord for use as Parking Garage.

PREMISES: The space located in the Building, described in Section 1.01(9) and depicted on Exhibit "B" attached hereto.

PROPERTY: One Leadership Square, Two Leadership Square, the Atrium, the Parking Garage, the Utility Vault Areas, the Landlord's interest in the Tunnel and the Skywalk, Land, any other improvements located on the Land, including, without limitation, the personal property, fixtures, machinery, equipment, systems, and apparatus located in or used in conjunction with any of the foregoing.

REAL PROPERTY: The Property excluding any personal property.

RENT: Collectively, Monthly Base Rent, Rent Adjustments, and all other charges, payments, late fees or other amounts required to be paid by Tenant under this Lease.

RENTABLE AREA OF THE REAL PROPERTY (existing as of the date of this Lease):
735,514 square feet.

RENTABLE AREA OF THE PREMISES: The amount of square footage set forth in Section 1.01(9), which represents the sum of (1) the "Usable Area" within the Premises (i.e., the gross area enclosed by the inner surface of the exterior glass walls, the mid-point of any walls separating portions of the Premises from those of adjacent tenants, the slab penetration line of all walls separating the Premises from Service Areas and the corridor side of walls separating the Premises from Common Areas) plus (2) a pro rata part of the Common Areas within One Leadership Square, Two Leadership Square and the Atrium, such proration to be based upon the ratio of the Usable Area within the Premises to the total Usable Area within the One Leadership Square, Two Leadership Square and the Atrium existing as of the date of this Lease, including the area encompassed by any columns or other structural elements which provide support to the Premises, One Leadership Square, Two Leadership Square, and/or the Atrium. Rentable Area shall not include any Service Areas. The estimates of Rentable Area within the Premises and One Leadership Square, Two Leadership Square, and the Atrium (estimates may be revised at Landlord's election if Landlord's architect determines such estimates to be inaccurate in any material degree after examination of the final "as-built" drawings of the Premises, One Leadership Square, Two Leadership Square, and the Atrium, and the Base Rent shall be adjusted accordingly, based upon the rate per square foot of Rentable Area specified in Section 1.01(8) hereof.

RENT ADJUSTMENT: Any amounts owed by Tenant for payment of Operating Expenses. The Rent Adjustments shall be determined and paid as provided in Article Four.

SECURITY DEPOSIT: The funds specified in Section 1.01(10), if any, deposited by Tenant with Landlord as security for Tenant's performance of its obligations under this Lease.

SERVICE AREAS: "Service Areas" shall mean those areas within the outside walls used for building stairs, elevator shafts, flues, vents, stacks, pipe shafts, and other vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

SHELL IMPROVEMENTS: "Shell Improvements" shall mean (i) lay-in acoustical ceiling grid with acoustical ceiling tile; (ii) central air conditioning and heating ducts and diffusers and (iii) lay-in



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

fluorescent light fixtures. All Shell Improvements in the Premises will be provided "As-Is," in their current condition and placement.

SKYWALK: "Skywalk" shall mean the certain above ground pedestrian bridge connecting Two Leadership Square to the office building known as Oklahoma Tower.

SUBSTANTIALLY COMPLETE: The completion of (i) the Initial Improvements, or (ii) repair and restoration following a casualty, except for minor insubstantial details of construction, decoration or mechanical adjustments which remain to be done.

TAXES: All federal, state and local governmental taxes, assessments and charges of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Property or any of its components, or any personal property used in connection therewith, which shall also include any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes. For purposes hereof, Taxes for any year shall be Taxes which are assessed or become a lien during such year, whether or not such taxes are billed and payable in a subsequent calendar year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes for any year shall be reduced by the net amount of any tax refund received by Landlord attributable to such year. If a special assessment payable in installments is levied against any part of the Property, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Taxes shall not include any federal or state inheritance, general income, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

TENANT ALTERATIONS: Any alterations, improvements, additions, installations or construction in or to the Premises or any Real Property systems serving the Premises pursuant to Section 9.01, excluding Initial Improvements.

TENANT DELAY: Any event or occurrence caused by Tenant which delays the completion of the Initial Improvements, as described in the Work Letter.

TERM: The term of this Lease commencing on the Commencement Date and expiring on the Expiration Date.

TERMINATION DATE: The Expiration Date or such earlier date as this Lease terminates or Tenant's right to possession of the Premises terminates.

TUNNEL: "Tunnel" shall mean the certain underground pedestrian tunnel connecting the Parking Garage on the north side of the Property to that part of the existing underground tunnel system in Oklahoma City, Oklahoma, which is located in or adjacent to the Bank of Oklahoma Plaza building.

TWO LEADERSHIP SQUARE: "Two Leadership Square" shall mean the seventeen (17) story office building (including penthouse) located at 211 North Robinson Avenue, Oklahoma City, Oklahoma, excluding all subsurface Utility Vault Areas and areas included as a part of the Parking Garage.

UTILITY VAULT AREAS: "Utility Vault Areas" shall mean those certain underground areas in the Land which are being used for are intake and exhaust area, transformer vault, and mechanical rooms.

WORK: The construction or installation of improvements to the Premises, as more specifically described in the Work Letter or exhibits attached hereto.

WORK LETTER: The Agreement regarding the manner of completion of the Initial Improvements, attached hereto as Exhibit "C".

                                   ARTICLE TWO
                  PREMISES, TERM AND FAILURE TO GIVE POSSESSION

2.01 LEASE OF PREMISES

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the conditions provided in this Lease. In the event Landlord delivers possession of the Premises to Tenant prior to the Commencement Date, Tenant shall be subject to all of the terms, covenants and conditions of this Lease (except with respect to the payment of Rent) as of the date of such possession.

2.02 TERM

         (a) The Commencement Date shall be the date determined as follows:


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(1)      If the Initial Improvements are Substantially Complete on or before the
         Projected Commencement Date then on the date which is the earlier to occur of:

                  (i) the Projected Commencement Date; or

                  (ii) the date Tenant first occupies all or part of the Premises for the conduct of business; or

(2) If the Initial Improvements are not Substantially Complete by the Projected Commencement Date, then on the date on which the Initial Improvements are Substantially Complete.

         (b) Within thirty (30) days following the occurrence of the Commencement Date, Landlord, through its property manager, and Tenant shall enter into an agreement confirming the Commencement Date and the Expiration Date, and the length of the Term shall be as specified in Section 1.01(5). If Tenant fails to enter into such agreement, then the Commencement Date and the Expiration Date shall be the dates designated by Landlord in such agreement.

2.03 FAILURE TO GIVE POSSESSION

If the Landlord shall be unable to give possession of the Premises on the Projected Commencement Date by reason of the following: (i) the Building has not been sufficiently completed to make the Premises ready for occupancy, (ii) the Initial Improvements are not Substantially Complete, (iii) the holding over or retention of possession of any tenant, tenants or occupants, or (iv) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Provided, however, if the Premises are not Substantially Complete due solely to Landlord's delay on or before the later to occur of: (1) the date which is 60 days after (a) the execution date of the Lease as set forth in Section 1.01(4) hereof; (b) the completion, in compliance with the terms of Exhibit "C" of this Lease, and approval of the Plans and Specifications by the Tenant and Landlord, and the City of Oklahoma and any other entity or person from whom the approval of such Plans and Specifications is required for permits, licenses, or otherwise; and (c) the Cost of the Work has been approved by the parties; or (2) January 31, 2001; then, in such event, if Tenant incurs a holdover penalty at its current premises, Landlord will be responsible for Tenant's holdover penalty up to an amount not to exceed Seven Thousand Dollars ($7,000.00) per month. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the Premises are made available to Tenant by Landlord, and no such failure to give possession on the Projected Commencement Date shall affect the validity of this Lease or the obligations of the Tenant hereunder. At the option of Landlord, to be exercised within thirty (30) days of the delayed delivery of possession to Tenant, the Lease shall be amended so that the term shall be extended by the period of time possession is delayed. The said Premises shall be deemed to be ready for Tenant's occupancy in the event the Initial Improvements are Substantially Complete, or if the delay in the availability of the Premises for occupancy shall be due to any Tenant Delay and/or default on the part of Tenant and/or its subtenant or subtenants. In the event of any dispute as to whether the Initial Improvements are Substantially Complete, the decision of a mutually acceptable architect shall be final and binding on the parties.

2.04 CONDITION OF PREMISES

Tenant shall notify Landlord in writing within ninety (90) days after the later of (i) Substantial Completion of the Initial Improvements, or (ii) when Tenant takes possession of the Premises, of any defects in the Premises claimed by Tenant or in the materials or workmanship furnished by Landlord in completing the Initial Improvements. Except for defects stated in such notice, Tenant shall be conclusively deemed to have accepted the Premises "As-Is" in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Premises. Landlord shall proceed diligently to correct the defects stated in such notice unless Landlord disputes the existence of any such defects. In the event of any dispute as to the existence of any such defects, the decision of Landlord's architect shall be final and binding on the parties. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Real Property and no representation regarding the condition of the Premises or the Real Property has been made by or on behalf of Landlord to Tenant, except as may be specifically stated in this Lease or in the Work Letter.

                                  ARTICLE THREE
                                      RENT

Tenant agrees to pay to Landlord at the property management office specified in
Section 24(b)(1), or to such other persons, or at such other places designated by Landlord, without any prior demand therefor in immediately available funds and without any deduction whatsoever, Rent, including, without limitation, Monthly Base Rent and Rent Adjustments in accordance with Article Four, during the Term. Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment of Monthly Base Rent shall be paid by Tenant to Landlord concurrently with the Commencement Date. Monthly Base Rent shall be prorated for partial months within the Term. Unpaid Rent shall bear interest at the Default Rate from the date due until paid. Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.


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
                                  ARTICLE FOUR
                                 RENT ADJUSTMENT

4.01 RENT ADJUSTMENT

The Base Rent payable hereunder shall be adjusted ("Rent Adjustment") from time to time in accordance with the following provisions:

         Tenant's Base Rent is based, in part, upon the estimate that annual Operating Expenses will be equal to the Expense Stop. During the Term, Tenant shall pay as a Rent Adjustment hereunder an amount (per each square foot of Rentable Area of the Premises) equal to the excess ("Excess") from time to time of Operating Expenses per square foot of Rentable Area of the Real Property over the Expense Stop. Landlord may collect such additional Base Rent in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess from time to time for each upcoming calendar year (or remainder thereof, if applicable) and, upon thirty (30) days' written notice to Tenant, may require the monthly payment of Base Rent to be adjusted in accordance with such estimate. An amounts paid based on any such estimate shall be subject to adjustment pursuant to Section 4.02 below when Operating Expenses are available for such calendar year.

4.02 PROCEDURE

The following additional provisions shall apply to Rent Adjustments per Section 4.01:

         (a) By April 1 of each calendar year during Tenant's occupancy, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement ("Landlord's Statement") of Landlord's Operating Expenses for the previous calendar year. If for any calendar year additional Base Rent was collected for the prior year, as a result of Landlord's estimate of Operating Expenses, in excess of the additional Base Rent due during such prior year, then Landlord shall refund to Tenant any overpayment (or at Landlord's option, apply such amount against rentals due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year. In no event shall Operating Expenses per square foot of Rentable Area of the Real Property be deemed to be less than the Expense Stop, it being the intent of Landlord and Tenant that Tenant shall at all times be responsible for the payment of, and shall pay, not less than the amount of Base Rent for the applicable period (before adjustment) specified in this Lease.

         (b) In the event that the Term commences on a day other than January 1 or terminates on a day other than December 31, the Excess for that part of the first (1st) calendar year or last calendar year during the Term shall be determined as follows:

         (i) The Expense Stop shall be prorated based upon the number of months in such partial calendar year. With respect to any partial calendar month occurring during such partial calendar year, the Expense Stop shall also be prorated based upon the number of days in that partial calendar month.

         (ii) The Excess, if any, for the applicable partial calendar year shall then be the amount by which (A) actual Operating Expenses per square foot of Rentable Area of the Real Property for such calendar year, prorated based upon the number of months and days in the applicable partial calendar year, exceed
(B) the Expense Stop, as prorated pursuant to the provisions of this Subsection 4.02(b).

         (iii) With respect to a proration for the first (1st) calendar year and in the event that Landlord's estimate of the Operating Expenses to be incurred during such partial calendar year exceeds the Expense Stop, as prorated pursuant to the provisions of this Subsection 4.02(b), Landlord may, upon thirty (30) days prior written notice to Tenant, require the Monthly Base Rent occurring during such partial calendar year to be adjusted in accordance with such estimate.

4.03 BOOKS AND RECORDS

Landlord shall maintain books and records showing Operating Expenses in accordance with sound accounting and management practices, consistently applied. The Tenant or its representative (which representative shall be a certified public accountant licensed to do business in the state in which the Property is located) shall have the right, for a period of thirty (30) days following the date upon which Landlord's Statement is delivered to Tenant, to examine the Landlord's books and records with respect to the items in the foregoing statement of Operating Expenses during normal business hours, upon written notice, delivered at least three (3) business days in advance. If Tenant does not object in writing to Landlord's Statement within sixty (60) days of Tenant's receipt thereof, specifying the nature of the item in dispute and the reasons therefor, then Landlord's Statement shall be considered final and accepted by Tenant. Any amount due to the Landlord as shown on Landlord's Statement, whether or not disputed by Tenant as provided herein shall be paid by Tenant when due as provided above, without prejudice to any such written exception.

4.04 PARTIAL OCCUPANCY

Notwithstanding any language in the Lease or in this Article Four seemingly to the contrary, Landlord may at Landlord's sole election, determine and estimate Operating Expenses for any calendar year within the Term by increasing the variable components of Operating Expenses to the amount which Landlord projects would have been incurred had the Real Property been occupied to the extent of ninety-five percent (95%) of the Rentable Area therein during all of the applicable calendar year. In such event, the term "Operating Expenses", as used in this Article Four and in the Lease, shall include (i) the actual Operating Expenses incurred during any portion of such calendar year in which the Real Property is occupied to the extent of ninety-five percent (95%) or more of the Rentable Area therein, plus (ii) the Operating Expenses which would have been incurred had the Real Property been occupied to the extent of ninety-five percent (95%) of the Rentable Area therein; and Landlord shall have the option of making such estimate in advance for any upcoming calendar year.


                                  ARTICLE FIVE
                                SECURITY DEPOSIT

Tenant, concurrently with the execution of this Lease, shall pay to Landlord the Security Deposit. The Security Deposit may be applied by Landlord to cure any default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by paying to Landlord within ten (10) days of demand the amount so applied. Landlord shall not pay any interest on the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent, nor a measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense of any action which Landlord may at any time commence against Tenant. In the absence of evidence satisfactory to Landlord of an assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the Security Deposit to the original Tenant, regardless of one or more assignments of this Lease. Upon the transfer of Landlord's interest under this Lease, Landlord's obligation to Tenant with respect to the security deposit shall terminate upon assumption of such obligation by the transferee.

If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the Security Deposit, or any balance thereof, shall be returned to Tenant after the following:

         (a)      the expiration of the Term of this Lease;

         (b)      the removal of Tenant and its property from the Premises;

         (c) the surrender of the Premises by Tenant to Landlord in accordance with this Lease; and

         (d) the payment by Tenant of any outstanding Rent, including, without limitation, all Rent Adjustments due pursuant to the Lease as computed by Landlord.

                                   ARTICLE SIX
                                    SERVICES

6.01 LANDLORD'S GENERAL SERVICES

So long as the Lease is in full force and effect and Tenant has paid all Rent then due, Landlord shall furnish the following services, each of which are consistent with the practices of first-class office buildings in Oklahoma City,
Oklahoma:

(1) heat and air-conditioning in the Premises, Monday through Friday from 8:00 A.M. to 6:00 P.M., Saturday, from 8:00 A.M. to 1:00 P.M., excluding National Holidays, as necessary in Landlord's reasonable judgment for the comfortable occupancy of the Premises under normal business operations, subject to compliance with all applicable voluntary and mandatory regulations and laws;

(2) tempered and cold water for use in lavatories in common with other tenants from the regular supply of the Real Property;

(3) customary cleaning and janitorial services in the Premises five (5) days per week, excluding National Holidays;

(4) washing of the outside windows in the Premises weather permitting at intervals determined by Landlord;

(5) automatic passenger elevator service in common with other tenants of the Real Property and freight elevator service subject to reasonable scheduling by Landlord and payment of Landlord's standard charges;

(6) all Building Grade fluorescent bulb replacement in the Premises necessary to maintain the lighting provided as a part of the Shell Improvements and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas; and

(7) routine maintenance and electric lighting service for all Common Areas and Service Areas of the Real Property in the manner and to the extent deemed by Landlord to be standard.

6.02 ELECTRICAL SERVICES

Tenant's use of electrical services furnished by Landlord shall be subject to the following:

         (a) Landlord will provide the necessary facilities to supply (i) two
(2) watts per square foot of Usable Area within the Premises, at 277 volts, for Tenant's fluorescent lighting and (ii) two (2) watts per square foot of Usable Area within the Premises, at 120 volts, for Tenant's receptacle/equipment loads (excluding Tenant's dedicated circuits). Collectively, Tenant's lighting and receptacle/equipment shall not have an electrical design load greater than an average of four (4) watts per square foot of Usable Area within the Premises ("Standard Building Capacity"). The electrical costs component of Operating Expenses is calculated on the basis of the Standard Building Capacity.

         (b) The electrical facilities in the Building available for Tenant's use are (i) 277/480 volts, 3 phase, for large equipment loads and fluorescent lighting; and (ii) 120/208 volts, 3 phase, for small equipment loads and incandescent lighting. Tenant shall notify Landlord, in writing, of any equipment that has a rated electrical load greater than 500 watts and/or that requires a service voltage other than 120 volts, and Landlord's written approval shall be required with respect to the installation of any such high electrical consumption equipment in the Premises.

         (c) Tenant shall pay for all costs of meters, submeters, wiring, risers, transformers, electrical panels, air conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's design loads and capacities that exceed Standard Building Capacity, including, without limitation, the installation and maintenance thereof. Notwithstanding the foregoing, Landlord may refuse to install and withhold consent for Tenant's installation of any wiring, risers, transformers, electrical panels, or air conditioning if, in Landlord's sole judgment, the same are not necessary or would cause damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs to the Building or the Premises, or would interfere with or create or constitute a disturbance to other tenants or occupants of the Building. In no event shall Landlord incur any liability for Landlord's refusal to install or withholding of consent for Tenant's installation of, any such electrical facility or equipment.

         (d) Tenant shall pay to Landlord, upon demand, the cost of the consumption of electrical service in excess of the Standard Building Capacity at rates determined by Landlord which shall be in accordance with any applicable laws.

         (e) Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of such extraordinary electrical service. If Landlord gives any such notice, Tenant will contract directly with the applicable public utility for the supplying of such electrical service to the Premises.

6.03 ADDITIONAL AND AFTER-HOUR SERVICES

At Tenant's request, Landlord shall furnish additional quantities of any of the services or utilities specified in Section 6.01, if Landlord can reasonably do so, on the terms set forth herein. Tenant shall deliver to Landlord a written request for such additional services or utilities prior to 2:00 P.M. on Monday through Friday (except National Holidays) for service on those days, and prior to 2:00 P.M. on the last business day prior to Saturday, Sunday or a National Holiday. For services or utilities requested by Tenant and furnished by Landlord, Tenant shall pay to Landlord as a charge therefor Landlord's prevailing rates for such services and utilities. If Tenant shall fail to make any such payment, Landlord may, upon notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of such additional services.

6.04 TELEPHONE SERVICES

All telegraph, telephone, and electric connections which Tenant may desire shall be first approved by Landlord in writing, before the same are installed, and the location of all wires and the work in connection therewith shall be performed by contractors approved by Landlord and shall be subject to the direction of Landlord. Landlord reserves the right to designate and control the entity or entities providing internet or other communication cable installation, repair, and maintenance in the Real Property and to restrict and control access to telephone cabinets; provided, however, that, prior to any such designation by Landlord, Tenant may engage Cox Communications, or an affiliated entity, such as Cox Business Services (hereinafter collectively referred to as "Cox"), as its internet service provider and cable television provider, subject to the consummation of a written agreement between Cox and Landlord which permits Cox to provide such services in the Real Property and provides for the payment of a fee by Cox to Landlord for the right to provide such services. In the event Landlord designates a particular vendor or vendors to provide such cable installation, repair and maintenance for the Real Property, Tenant agrees to abide by and participate in such program. Tenant shall be responsible for and shall pay all costs incurred in connection with the installation of telephone cables and related wiring in the Premises, including, without limitation any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of service therein, and the maintenance thereafter of such wire and cables; and there shall be included in Operating Expenses all installation, hook-up or maintenance costs incurred by Landlord in connection with telephone cables and related wiring in the Real Property which are not allocable to any individual users of such service but are allocable to the Real Property generally. If Tenant fails to maintain all telephone cables and related wiring in the Premises and such failure affects or interferes with the operation or maintenance of any other telephone cables or related wiring in the Real Property, Landlord or any vendor hired by Landlord may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of Landlord's costs in connection therewith). Upon the Termination Date, Tenant agrees to remove all telephone cables and related wiring installed by Tenant for and during Tenant's occupancy, which Landlord shall request Tenant to remove. Tenant agrees that neither Landlord nor any of its agents or employees shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telephone service to the Premises and the Building.

6.05 DELAYS IN FURNISHING SERVICES

Tenant agrees that Landlord shall not be liable to Tenant for damages or otherwise, for any failure to furnish, or a delay in furnishing, any service when such failure or delay is occasioned, in whole or in part, by repairs, improvements or mechanical breakdowns by the act or default of Tenant or other parties or by an event of Force Majeure. No interruption or malfunction of any utility service shall constitute an eviction or disturbance of Tenant's use or possession of the Premises or a breach by Landlord of any of Landlord's obligations hereunder or render Landlord liable or responsible to Tenant for any loss or damage which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available to or is no longer suitable for Tenant's requirements or entitle Tenant to be relieved from any of Tenant's obligations hereunder, including, without limitation, the obligation to pay Rent, or grant Tenant any right to set-off, abatement, or recoupment. Provided, however, if a material interruption in Landlord's services occurs through the negligence of Landlord which renders the Premises untenable and the Premises continues to be untenable for three (3) consecutive business days, then Rent will be equitably reduced or abated (as determined in the good faith judgement of Landlord) for each day of interrupted service after such three (3) day period until the interrupted services are restored, provided that Tenant gives Landlord reasonable notice of such interruption in services. Tenant will not be entitled to any reduction or abatement of Rent as a result of an interruption in Landlord's services except as provided in this Section 6.05 of the Lease. Notwithstanding any other provision in this Lease seemingly to the contrary, at any time when Landlord is making such facilities for such utility services available to the Premises, Landlord may, at Landlord's option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the availability of any such utility service. If Landlord gives any such notice of discontinuance, Landlord shall make all the necessary arrangements with the public utility service supplying the utility to the area in which the Real Property is located with respect to obtaining such utility service to the Premises; but Tenant will contract directly with such public utility service for the supplying of such utility services to the Premises. Failure to any extent to make available, or any slowdown, stoppage, or interruption of, the specified utility services resulting from any cause, including, without limitation, Landlord's compliance with any voluntary or similar governmental or business guidelines now or hereafter published or any requirements now or hereafter established by any governmental agency, board, or bureau having jurisdiction over the operation of the Real Property shall not render Landlord liable in any respect for damages to either persons, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant of Tenant's obligations for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruption of service occasioned thereby or resulting therefrom.

                                  ARTICLE SEVEN
                    POSSESSION, USE AND CONDITION OF PREMISES

7.01 POSSESSION AND USE OF PREMISES

         (a) Tenant shall be entitled to possession of the Premises when the Work is Substantially Complete. Tenant shall occupy and use the Premises only for the uses specified in Section 1.01(11) to conduct Tenant's business. Tenant shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which: (1) is unlawful or in violation of any Law or Environmental Law; (2) may be dangerous to persons or property or which may increase the cost of, or invalidate, any policy of insurance carried on the Real Property or covering its operations; (3) is contrary to or prohibited by the terms and conditions of this Lease or the rules and regulations of the Property set forth in Article Eighteen; or (4) would tend to create or continue a nuisance; (5) allow anything to be brought into the Premises or kept therein which, in the judgement of Landlord, shall in any way impair the character, reputation, or appearance of the Property as a high quality office building complex; (6) use any part of the Premises for the sale or display of any merchandise; (7) use any part of the Premises for the preparation and sale of food or beverages. Further, Tenant will not make or permit to be made any use of the Premises or any part thereof as a Bank (herein defined). For the purpose of this paragraph, the term "Bank" shall mean (i) the principal office of a national banking association chartered under federal law ("National Bank"), the principal office of a state banking corporation chartered under the Oklahoma Banking Code of 1965 (6 O.S. Section 101, et seq.) ("State Bank"), the principal office of a savings and loan association ("Savings and Loan Association"), or the principal office of a credit union ("Credit Union"), (ii) branch offices of a National Bank, State Bank, Savings and Loan Association or Credit Union which are providing savings and/or checking facilities, or (iii) a walk-up teller or automatic teller facility of a National Bank, State Bank, a Savings and Loan Association or a Credit Union. By its execution of this Lease, Tenant specifically consents to the enforcement of this provision by Landlord or any tenant of the Project which is a third-party beneficiary of this restriction, whether by specific performance, injunctive relief or in an action for damages, or all or any of said remedies.

         (b) Tenant and Landlord shall each comply with all Environmental Laws concerning the proper storage, handling and disposal of any Hazardous Material with respect to the Property. Tenant shall not generate, store, handle or dispose of any Hazardous Material in, on, or about the Property without the prior written consent of Landlord. In the event that Tenant is notified of any investigation or violation of any Environmental Law arising from Tenant's activities at the Premises, Tenant shall immediately deliver to Landlord a copy of such notice. In such event or in the event Landlord reasonably believes that a violation of Environmental Law exists, Landlord may conduct such tests and studies relating to compliance by Tenant with Environmental Laws or the alleged presence of Hazardous Materials upon the Premises as Landlord deems desirable, all of which shall be completed at Tenant's expense. Landlord's inspection and testing rights are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party for compliance with Environmental Laws, as a result of the exercise, or non-exercise of such rights. TENANT SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS THE INDEMNITEES FROM ANY AND ALL LOSS, CLAIM, EXPENSE, LIABILITY AND COST (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR IN ANY WAY RELATED TO THE PRESENCE OF ANY HAZARDOUS MATERIAL INTRODUCED TO THE PREMISES DURING THE TERM BY ANY PARTY OTHER THAN LANDLORD. LANDLORD SHALL INDEMNIFY, DEFEND, PROTECT, AND HOLD HARMLESS TENANT FROM ANY AND ALL LOSS, CLAIM, EXPENSE, LIABILITY, AND COST (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR IN ANY WAY RELATED TO THE PRESENCE OF ANY HAZARDOUS MATERIAL INTRODUCED TO THE PREMISES DURING THE TERM BY LANDLORD. If any Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Article Fourteen to the extent that the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under such Article.

         (c) Landlord and Tenant acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and the Property depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements are "readily achievable," and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall be responsible for implementing ADA Title III compliance in the Common Areas as part of Operating Expenses, except as provided below, (b) Tenant shall be responsible for ADA Title III compliance in the Premises, including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease, (c) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III "path of travel" requirements triggered by alterations in the Premises, and (d) Landlord may perform, or require Tenant to perform, and Tenant shall be responsible for the cost of, ADA Title III compliance in the Common Areas necessitated by the Building being deemed to be a "public accommodation" instead of a "commercial facility" as a result of Tenant's use of the Premises. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.

7.02 LANDLORD ACCESS TO PREMISES

         (a) Tenant shall permit Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises, so long as Tenant's use, layout or design of the Premises is not materially affected or altered. Landlord or Landlord's agents shall have the right to enter upon the Premises in the event of an emergency, or to inspect the Premises, to perform janitorial and other services, to conduct safety and other testing in the Premises and to make such repairs, alterations, improvements or additions to the Premises, the Building or other parts of the Property, as Landlord may deem necessary or desirable. Janitorial and cleaning services shall be performed after normal business hours. Any entry or work by Landlord may be during normal business hours, provided, Landlord shall give at least twenty-four (24) hours advance notice to Tenant before entering the Premises, except: (i) in an emergency; (ii) for janitorial or routine services; or (iii) with Tenant's consent; and Landlord shall use reasonable efforts to ensure that any entry or work shall not materially interfere with Tenant's occupancy of the Premises, however, any such interference shall not be a default by Landlord.

         (b) If Tenant shall not be personally present to permit an entry into the Premises when for any reason an entry therein shall be necessary or permissible, Landlord (or Landlord's agents), after attempting to notify Tenant (unless Landlord believes an emergency situation exists), may enter the Premises without rendering Landlord or its agents liable therefor (if during such entry Landlord or Landlord's agent shall accord reasonable care to Tenant's property), and without relieving Tenant of any obligations under this Lease.

         (c) Landlord may enter the Premises for the purpose of conducting such inspections, tests and studies as Landlord may deem desirable or necessary to confirm Tenant's compliance with all Laws and Environmental Laws or for other purposes necessary in Landlord's reasonable judgment to ensure the sound condition of the Property and the systems serving the Property. Landlord's rights under this Section 7.02(c) are for Landlord's own protection only, and Landlord has not, and shall not be deemed to have assumed any responsibility to Tenant or any other party for compliance with Laws or Environmental Laws, as a result of the exercise or non-exercise of such rights.

         (d) Landlord may do any of the foregoing, or undertake any of the inspection or work described in the preceding paragraphs without such action constituting an actual or constructive eviction of Tenant, in whole or in part, or giving rise to an abatement of Rent by reason of loss or interruption of business of the Tenant, or otherwise.

7.03 QUIET ENJOYMENT

Landlord covenants that so long as Tenant is in compliance with the covenants and conditions set forth in this Lease, Tenant shall have the right to quiet enjoyment of the Premises without hindrance or interference from Landlord or those claiming through Landlord, and subject to the rights of any Mortgagee.

7.04 ENTRY CARDS

Landlord shall provide limited access to the Building before and after normal business hours in the form of special limited access entry cards ("Entry Cards") for Tenant and its employees. An Entry Card shall not automatically qualify Tenant or any of its employees for an access card to the Parking Garage. Landlord agrees to provide Tenant with up to, but not in excess of, sixty (60) Entry Cards for a refundable deposit of $10.00 per card. However, Tenant shall pay Landlord for any additional or replacement cards, in such amount as Landlord shall, from time to time, determine. The current cost required for a replacement card and an additional card is $10.00 per card. Landlord shall be entitled to cancel (by computer entry) any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Landlord shall have no liability to Tenant, its employees, agents, invitees, or licensees for losses due to theft or burglary, or for damages committed by unauthorized persons on the Premises; and neither shall Landlord be required to insure against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Tenant further agrees to surrender all Entry Cards in its possession upon the expiration or earlier termination of this Lease.

                                  ARTICLE EIGHT
                                   MAINTENANCE

8.01 LANDLORD'S MAINTENANCE

Subject to the provisions of Article Fourteen, Landlord shall maintain and make necessary repairs to the foundations, roofs, exterior walls, and the structural elements of the Real Property, the electrical, plumbing, heating, ventilation and air-conditioning systems of the Real Property and the public corridors, washrooms and lobby of the Real Property, except that: (a) Landlord shall not be responsible for the maintenance or repair of any floor or wall coverings in the Premises or any of such systems which are located within the Premises and are supplemental or special to the standard systems of the Property; and (b) the cost of performing any of said maintenance or repairs whether to the Premises or to other parts of the Property caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, shall be paid by Tenant. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon the Property, or the use of, any adjacent or nearby building, land, street, or alley.

8.02 TENANT'S MAINTENANCE

Subject to the provisions of Article Fourteen, Tenant, at its expense, shall keep and maintain the Premises and all Tenant Alterations in good order, condition and repair and in accordance with all Laws and Environmental Laws. Tenant shall not permit waste and shall promptly and adequately repair all damages to the Premises and replace or repair all damaged or broken glass in the interior of the Premises, fixtures or appurtenances. Any repairs or maintenance shall be completed with materials of similar quality to the original materials, all such work to be completed under the supervision of Landlord. Any such repairs or maintenance shall be performed only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, and whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants of the Real Property and their respective agents and contractors performing work in or about the Real

Property. If Tenant fails to perform any of its obligations set forth in this
Section 8.02, Landlord may, in its sole discretion and upon 24 hours' prior notice to Tenant (except without notice in the case of emergencies), perform the same, and Tenant shall pay to Landlord any costs or expenses incurred by Landlord within thirty (30) days after receipt by Tenant of an invoice therefor.

                                  ARTICLE NINE
                          ALTERATIONS AND IMPROVEMENTS

9.01 TENANT'S ALTERATIONS

         (a) Except for completion of the Initial Improvements pursuant to the Work Letter, the following provisions shall apply to the completion of any Tenant Alterations:

                  (1) Tenant shall not, except as provided herein, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, make or cause to be made any Tenant Alterations in or to the Premises or any Property systems serving the Premises. Prior to making any Tenant Alterations, Tenant shall give Landlord ten (10) days prior written notice (or such earlier notice as would be necessary pursuant to applicable law) to permit Landlord sufficient time to post appropriate notices of non-responsibility. Subject to all other requirements of this Article Nine, Tenant may undertake Decoration work without Landlord's prior written consent. Tenant shall furnish Landlord with the names and addresses of all contractors and subcontractors and copies of all contracts. All Tenant Alterations shall be completed at such time and in such manner as Landlord may from time to time reasonably designate, and only by contractors or mechanics approved by Landlord, which approval shall not be unreasonably withheld, and whose work will not cause or threaten to cause disharmony or interference with Landlord or other tenants of the Real Property and their respective agents and contractors performing work in or about the Real Property. Landlord may further condition its consent upon Tenant furnishing to Landlord and Landlord approving prior to the commencement of any work or delivery of materials to the Premises related to the Tenant Alterations such of the following as specified by Landlord: architectural plans and specifications, opinions from engineers reasonably acceptable to Landlord stating that the Tenant Alterations will not in any way adversely affect the Property's systems, including, without limitation, the mechanical, heating, plumbing, security, ventilating, air-conditioning, electrical, and the fire and life safety systems of the Property, necessary permits and licenses, certificates of insurance, and such other documents in such form reasonably requested by Landlord. Landlord may, in the exercise of reasonable judgment, request that Tenant provide Landlord with appropriate evidence of Tenant's ability to complete and pay for the completion of the Tenant Alterations such as a performance bond or letter of credit. Upon completion of the Tenant Alterations, Tenant shall deliver to Landlord an as-built mylar and digitized (if available) set of plans and specifications for the Tenant Alterations.

                  (2) Tenant shall pay the cost of all Tenant Alterations and the cost of decorating the Premises and any work on the Property occasioned thereby. In connection with completion of any Tenant Alterations, Tenant shall pay Landlord a construction fee at Landlord's then standard rate. Upon completion of Tenant Alterations, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith and such other documentation reasonably requested by Landlord or Mortgagee.

                  (3) Tenant agrees to complete all Tenant Alterations (i) in accordance with all Laws, Environmental Laws, all requirements of applicable insurance companies and in accordance with Landlord's standard construction rules and regulations, and (ii) in a good and workmanlike manner with the use of good grades of materials. Tenant shall notify Landlord immediately if Tenant receives any notice of violation of any Law in connection with completion of any Tenant Alterations and shall immediately take such steps as are necessary to remedy such violation. In no event shall such supervision or right to supervise by Landlord nor shall any approvals given by Landlord under this Lease constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or of compliance with the requirements of Section 9.01(a)(3)(i) and (ii) above or impose any liability upon Landlord in connection with the performance of such work.

         (b) All Tenant Alterations whether installed by Landlord or Tenant, shall without compensation or credit to Tenant, become part of the Premises and the property of Landlord at the time of their installation and shall remain in the Premises, unless pursuant to Article Twelve, Tenant may remove them or is required to remove them at Landlord's request.

9.02 LIENS

Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Land, the Premises, or any other part of the Property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall within thirty (30) days of receiving notice of such lien or claim (a) have such lien or claim for lien released of record or (b) deliver to Landlord a bond in form, content, amount, and issued by surety, satisfactory to Landlord, indemnifying, protecting, defending and holding harmless the Indemnitees against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to take any of the above actions, Landlord, without investigating the validity of such lien or claim for lien, may pay or discharge the same and Tenant shall, as payment of additional Rent hereunder, reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

                                   ARTICLE TEN
                            ASSIGNMENT AND SUBLETTING

10.01 ASSIGNMENT AND SUBLETTING

         (a) Without the prior written consent of Landlord, which shall not be unreasonably withheld, Tenant may not sublease, assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the encumbering of Tenant's interest therein in whole or in part, by operation of law or otherwise or permit the use or occupancy of the Premises, or any part thereof, by anyone other than Tenant. If Tenant desires to enter into any sublease of the Premises or assignment of this Lease, Tenant shall deliver written notice thereof to Landlord ("Tenant's Notice"), together with the identity of the proposed subtenant or assignee and the proposed principal terms thereof and financial and other information sufficient for Landlord to make an informed judgment with respect to such proposed subtenant or assignee at least forty-five (45) days prior to the commencement date of the term of the proposed sublease or assignment. If Tenant proposes to sublease less than all of the Rentable Area of the Premises, the space proposed to be sublet and the space retained by Tenant must each be a marketable unit as reasonably determined by Landlord and otherwise in compliance with all Laws. Landlord shall notify Tenant in writing of its approval or disapproval of the proposed sublease or assignment or its decision to exercise its rights under Section 10.02 within thirty (30) days after receipt of Tenant's Notice (and all required information). In no event may Tenant sublease any portion of the Premises or assign the Lease to any other tenant of the Building.

         (b) In making its determination of whether to consent to any proposed sublease or assignment, Landlord may take into consideration the business reputation and creditworthiness of the proposed subtenant or assignee; the intended use of the Premises by the proposed subtenant or assignee; the nature of the business conducted by such subtenant or assignee and whether such business would be deleterious to the reputation of the Property or Landlord or would violate the provisions of any other leases of tenants of the Real Property; the estimated pedestrian and vehicular traffic in the Premises and to the Building which would be generated by the proposed subtenant or assignee; whether the proposed assignee or subtenant is a department, representative or agency of any governmental body, foreign or domestic; whether the proposed assignee or subtenant is a bona fide prospective tenant of Landlord in the Building; and any other factors which Landlord shall deem relevant. In no event shall Landlord be obligated to consider a consent to any proposed (i) sublease of the Premises or assignment of the Lease if a Default then exists under the Lease, or a fact or condition exists, which but for the giving of notice or the passage of time would constitute a Default, or (ii) assignment of the Lease which would assign less than the entire Premises, or (iii) sublease of the Premises or assignment of the Lease to an existing tenant of the Project.

         (c) If Landlord chooses not to recapture the space proposed to be subleased or assigned as provided in Section 10.02, Landlord shall not unreasonably withhold its consent to a subletting or assignment under this
Section 10.01. Any approved sublease or assignment shall be expressly subject to the terms and conditions of this Lease. Any such subtenant or assignee shall execute such documents as Landlord may reasonably require to evidence such subtenant or assignee's assumption of such obligations and liabilities. Tenant shall deliver to Landlord a copy of all agreements executed by Tenant and the proposed subtenant and assignee with respect to the Premises. Landlord's approval of a sublease or assignment shall not constitute a waiver of Tenant's obligation to obtain Landlord's consent to further assignments or subleases.

         (d) For purposes of this Article Ten, an assignment shall be deemed to include a change in the majority control of Tenant, resulting from any transfer, sale or assignment of shares of stock of Tenant occurring by operation of law or otherwise if Tenant is a corporation whose shares of stock are not traded publicly. If Tenant is a partnership, any change in the partners of Tenant shall be deemed to be an assignment.

         (e) Notwithstanding anything to the contrary contained in this Article Ten, Tenant shall have the right, without the prior written consent of Landlord, to sublease the Premises, or to assign this Lease to an Affiliate.

10.02 RECAPTURE

Except as provided in Section 10.01(e) Landlord shall have the option to exclude from the Premises covered by this Lease ("recapture"), the space proposed to be sublet or subject to the assignment, effective as of the proposed commencement date of such sublease or assignment. If Landlord elects to recapture, Tenant shall surrender possession of the space proposed to be subleased or subject to the assignment to Landlord on the effective date of recapture of such space from the Premises such date being the Termination Date for such space. Effective as of the date of recapture of any portion of the Premises pursuant to this section, the Monthly Base Rent, Rentable Area of the Premises and Tenant's Rent Adjustment shall be adjusted accordingly.

10.03 EXCESS RENT

Tenant shall pay Landlord on the first day of each month during the term of the sublease or assignment, fifty percent (50%) of the amount by which the sum of all rent and other consideration (direct or indirect) due from the subtenant or assignee for such month exceeds: (i) that portion of the Monthly Base Rent and Rent Adjustments due under this Lease for said month which is allocable to the space sublet or assigned; and (ii) the following costs and expenses for the subletting or assignment of such space: (1) brokerage commissions and attorneys' fees and expenses, (2) advertising for subtenants or assignees; (3) the actual costs paid in making any improvements or substitutions in the Premises required by any sublease or assignment; and (4) "free rent" periods, costs of any inducements or concessions given to subtenant or assignee, moving costs, and other amounts in respect of such subtenant's or assignee's other leases or occupancy arrangements. All such costs will be amortized over the term of the sublease or assignment pursuant to sound accounting principles.

10.04 TENANT LIABILITY

In the event of any sublease or assignment, whether or not with Landlord's consent, Tenant shall not be released or discharged from any liability, unless Landlord so agrees in writing, whether past, present or future, under this Lease, including any liability arising from the exercise of any renewal or expansion option, to the extent expressly permitted by Landlord. If Landlord grants consent to such sublease or assignment, Tenant shall pay all reasonable attorneys' fees and expenses incurred by Landlord with respect to such assignment or sublease. In addition, if Tenant has any options to extend the term of this Lease or to add other space to the Premises, such options shall not be available to any subtenant or assignee, directly or indirectly without Landlord's express written consent.

10.05 ASSUMPTION AND ATTORNMENT

If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall, at Landlord's option, within fifteen (15) days following any request by Landlord, obtain and furnish to Landlord the written agreement of such subtenant to the effect that the subtenant will attorn to Landlord and will pay all subrent directly to Landlord.

                                 ARTICLE ELEVEN
                              DEFAULT AND REMEDIES

11.01 EVENTS OF DEFAULT

The occurrence or existence of any one or more of the following shall constitute a "Default" by Tenant under this Lease:

(1) Tenant fails to pay any installment or other payment of Rent including without limitation Rent Adjustment Deposits or Rent Adjustments within ten (10) days after the date when due;

(2) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease or the Work Letter and fails to cure such default within thirty (30) days after written notice thereof to Tenant (unless the default involves a hazardous condition, which shall be cured forthwith);

(3) the interest of Tenant in this Lease is levied upon under execution or other legal process;

(4) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any Chapter of the Bankruptcy Act, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, which in the case of an involuntary action is not discharged within thirty (30) days;

(5) Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors;

(6) a receiver is appointed for Tenant or Tenant's property, which appointment is not discharged within thirty (30) days;

(7) any action taken by or against Tenant to reorganize or modify Tenant's capital structure in a materially adverse way which in the case of an involuntary action is not discharged within thirty (30) days;

(8) upon the dissolution of Tenant; or

(9) upon the third occurrence within any Lease Year that Tenant fails to pay Rent when due or has breached a particular material covenant of this Lease (whether or not such failure or breach is thereafter cured within any stated cure or grace period or statutory period).

11.02 LANDLORD'S REMEDIES

         (a) If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct and cumulative: (i) Landlord may terminate this Lease by giving Tenant notice of Landlord's election to do so, in which event, the term of this Lease shall end and all of Tenant's rights and interests shall expire on the date stated in such notice; (ii) Landlord may terminate Tenant's right of possession of the Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date specified in such notice; or (iii) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of the Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all monies due or to become due from Tenant under any of the provisions of this Lease. All Landlord remedies shall be cumulative and not exclusive.

         (b) In the event that Landlord terminates the Lease, Landlord shall be entitled to recover (i) the sum of all Rents and other indebtedness accrued to the date of such termination, plus (ii) the cost of recovering the Premises,
(iii) the cost of reletting the Premises, or portions thereof (including, without limitation, brokerage commissions) and (iv) the cost of repairs, alterations, improvements, additions and decorations to the Premises to the extent Landlord deems reasonably necessary or desirable. [Items (ii) through
(iv) are herein defined as the "Recovery Costs"]. In addition, in the event that Tenant's Default constitutes a material breach, Landlord shall be entitled to recover a sum equal to the difference between (x) the total Base Rent due under this Lease for the remainder of the Term and (y) the then fair market rental value of the Premises during such period, discounted to present value at a rate determined by Landlord, in its sole discretion ("Discounted Future Rent").

         (c) In the event Landlord proceeds pursuant to subparagraph (a)(ii) above, Landlord shall be entitled to recover (i) the sum of all Rents and other indebtedness accrued to the date of such termination of Tenant's possession, plus (ii) the Recovery Costs (as defined above). Landlord may, but shall not be obligated to (except as may be required by law), relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are reasonably acceptable to Landlord. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent reasonably necessary or desirable. If the Premises are relet and the consideration realized therefrom after payment of all Landlord's Reletting Expenses, is insufficient to satisfy the payment when due of Rent reserved under this Lease for any monthly period, then Tenant shall pay Landlord upon demand any such deficiency monthly ("Rental Deficiency"). If such consideration is greater than the amount necessary to pay the full amount of the Rent, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous Default. In the alternative (but only in the event that Tenant's Default constitutes a material breach), Landlord may elect to terminate Tenant's right to occupy the Premises and to immediately recover as damages, in lieu of the Rental Deficiency, a sum equal to the Discounted Future Rent (as defined above).

         (d) In the event a Default occurs, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's property, fixtures, furnishings, signs, and other evidences of tenancy, and take and hold such property; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full Term or from any other obligation of Tenant under this Lease. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of Tenant not retaken from storage by Tenant within thirty (30) days after the Termination Date, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant.

11.03 ATTORNEY'S FEES

In the event of any litigation or arbitration between Landlord and Tenant with respect to the enforcement or interpretation of this Lease, the nonprevailing party shall pay the reasonable costs and expenses, including reasonable attorneys' fees, of the prevailing party. Tenant shall pay upon demand, all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in any litigation, negotiation, or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned. Landlord shall pay upon demand, all costs and expenses, including reasonable attorneys' fees, incurred by Tenant in any litigation, negotiation, or transaction in which Landlord causes Tenant, without Tenant's fault, to become involved or concerned.

11.04 BANKRUPTCY

The following provisions shall apply in the event of the bankruptcy or insolvency of Tenant:

         (a) In connection with any proceeding under Chapter 7 of the Bankruptcy Code where the trustee of Tenant elects to assume this Lease for the purposes of assigning it, such election or assignment, may only be made upon compliance with the provisions of (b) and (c) below, which conditions Landlord and Tenant acknowledge to be commercially reasonable. In the event the trustee elects to reject this Lease then Landlord shall immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee,

         (b) Any election to assume this Lease under Chapter 11 or 13 of the Bankruptcy Code by Tenant as debtor-in-possession or by Tenant's trustee (the "Electing Party") must provide for:

         The Electing Party to cure or provide to Landlord adequate assurance that it will cure all monetary defaults under this Lease within fifteen
         (15) days from the date of assumption and it will cure all nonmonetary defaults under this Lease within thirty (30) days from the date of assumption. Landlord and Tenant acknowledge such condition to be commercially reasonable.

         (c) If the Electing Party has assumed this Lease or elects to assign Tenant's interest under this Lease to any other person, such interest may be assigned only if the intended assignee has provided adequate assurance of future performance (as herein defined), of all of the obligations imposed on Tenant under this Lease. For the purposes hereof, "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

                  (i) The assignee has submitted a current financial statement, certified by its chief financial officer, which shows a net worth and working capital in amounts sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease; and

                  (ii) Landlord has obtained consents or waivers from any third parties which may be required under a lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit such assignment.

         (d) Landlord's acceptance of rent or any other payment from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the requirement of Landlord's consent, Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent, or Landlord's claim for any amount of Rent due from Tenant.

11.05 LANDLORD'S DEFAULT

Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within twenty (20) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the Real Property notice and a reasonable time to cure any default by Landlord.

                                 ARTICLE TWELVE
                              SURRENDER OF PREMISES

12.01 IN GENERAL

Upon the Termination Date, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear and tear, and damage caused by Landlord excepted. Tenant shall deliver to Landlord all keys to the Premises.

Tenant shall be entitled to remove from the Premises all movable personal property of Tenant, Tenant's trade fixtures and such Tenant Alterations which at the time of their installation Landlord and Tenant agreed may be removed by Tenant. Tenant shall also remove any Tenant Alterations containing Hazardous Materials. Tenant immediately shall repair all damage resulting from removal of any of Tenant's property, furnishings or Tenant Alterations, shall close all floor, ceiling and roof openings and shall restore the Premises to a tenantable condition as reasonably determined by Landlord. If any of the Tenant Alterations which were installed by Tenant involved the lowering of ceilings, raising of floors or the installation of specialized wall or floor coverings or lights, then Tenant shall also be obligated to return such surfaces to their condition prior to the commencement of this Lease. Tenant shall also be required to close any staircases or other openings between floors. In the event possession of the Premises is not delivered to Landlord when required hereunder, or if Tenant shall fail to remove those items described above, Landlord may, at Tenant's expense, remove any of such property therefrom without any liability to Landlord and undertake, at Tenant's expense such restoration work as Landlord deems necessary or advisable.

12.02 LANDLORD'S RIGHTS

All property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant and Landlord may deal with such property as provided in Section 11.02(d). Tenant shall also reimburse Landlord for all costs and expenses incurred by Landlord in removing any of Tenant Alterations and in restoring the Premises to the condition required by this Lease at the Termination Date.

                                ARTICLE THIRTEEN
                                  HOLDING OVER

Tenant agrees to pay Landlord as a liquidated rental amount, the greater of (i) one hundred fifty percent (150%) of the monthly Rent payable for the month immediately preceding the holding over (including increases for Rent Adjustments which Landlord may reasonably estimate) or, (ii) one hundred fifty percent (150%) of the fair market rental value of the Premises as reasonably determined by Landlord for each month or portion thereof that Tenant retains possession of the Premises, or any portion thereof, after the Termination Date (without reduction for any partial month that Tenant retains possession). The provisions of this Article shall not constitute a waiver by Landlord of any re-entry rights of Landlord and Tenant's continued occupancy of the Premises shall be as a tenancy in sufferance. If Tenant retains possession of the Premises, or any part thereof for thirty (30) days after the Termination Date, then, at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one
(1) year on the same terms and conditions (including those with respect to the payment of Rent) as provided in this Lease, except that the Monthly Base Rent for such period shall be equal to the greater of (i) 150% of the Monthly Base Rent payable during the month preceding the Termination Date, or (ii) 150% of the monthly base rent then being quoted by Landlord for similar space in the Building, and except for any Landlord concessions, including, without limitation, any tenant improvement allowance or any other allowance.

                                ARTICLE FOURTEEN
                        DAMAGE BY FIRE OR OTHER CASUALTY

14.01 SUBSTANTIAL UNTENANTABILITY

         (a) If any fire or other casualty (whether insured or uninsured) renders all or a substantial portion of the Premises or the Real Property untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage, estimate the length of time that will be required to Substantially Complete the repair and restoration and shall by notice advise Tenant of such estimate ("Landlord's Notice"). If Landlord estimates that the amount of time required to Substantially Complete such repair and restoration will exceed one hundred eighty (180) days from the date such damage occurred, then Landlord, or Tenant if all or a substantial portion of the Premises is rendered untenantable, shall have the right to terminate this Lease as of the date of such damage upon giving written notice to the other at any time within twenty (20) days after delivery of Landlord's Notice, provided that if Landlord so chooses, Landlord's Notice may also constitute such notice of termination.

         (b) Unless this Lease is terminated as provided in the preceding subparagraph, Landlord shall proceed with reasonable promptness to repair and restore the Premises to its condition as existed prior to such casualty, subject to reasonable delays for insurance adjustments and Force Majeure delays, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease if such repairs and restoration are not in fact completed within the time period estimated by Landlord so long as Landlord shall proceed with reasonable diligence to complete such repairs and restoration.

         (c) Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damages to the Premises, except for those proceeds of Tenant's insurance of its own personal property and equipment which would be removable by Tenant at the Termination Date. All such insurance proceeds shall be payable to Landlord whether or not the Premises are to be repaired and restored.

         (d) Notwithstanding anything to the contrary herein set forth: (i) Landlord shall have no duty pursuant to this Section to repair or restore any portion of any Tenant Alterations or to expend for any repair or restoration of the Premises or Property amounts in excess of insurance proceeds paid to Landlord and available for repair or restoration; and (ii) Tenant shall not have the right to terminate this Lease pursuant to this Section if any damage or destruction was caused by the act or neglect of Tenant, its agent or employees.

         (e) Any repair or restoration of the Premises performed by Tenant shall be in accordance with the provisions of Article Nine hereof.

14.02 INSUBSTANTIAL UNTENANTABILITY

If the Premises or the Property is damaged by a casualty but neither is rendered substantially untenantable and Landlord estimates that the time to Substantially Complete the repair or restoration will not exceed one hundred eighty (180) days from the date such damage occurred, then Landlord shall proceed to repair and restore the Building or the Property other than Tenant Alterations, with reasonable promptness, unless such damage is to the Premises and occurs during the last six (6) months of the Term, in which event either Tenant or Landlord shall have the right to terminate this Lease as of the date of such casualty by giving written notice thereof to the other within twenty (20) days after the date of such casualty.

14.03 RENT ABATEMENT

Except for the negligence or wilful act of Tenant or its agents, employees, contractors or invitees, if all or any part of the Premises are rendered untenantable by fire or other casualty and this Lease is not terminated, Monthly Base Rent and Rent Adjustments shall abate for that part of the Premises which is untenantable on a per diem basis from the date of the casualty until Landlord has Substantially Completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such casualty, Tenant does not occupy the portion of the Premises which is untenantable during such period.

                                 ARTICLE FIFTEEN
                                 EMINENT DOMAIN

15.01 TAKING OF WHOLE OR SUBSTANTIAL PART

In the event the whole or any substantial part of the Real Property, the Building or of the Premises is taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation) and is thereby rendered untenantable, this Lease shall terminate as of the date title vests in such authority, and Monthly Base Rent and Rent Adjustments shall be apportioned as of the Termination Date. Notwithstanding anything to the contrary herein set forth, in the event the taking is temporary (for less than the remaining term of the Lease), Landlord may elect either (i) to terminate this Lease or (ii) permit Tenant to receive the entire award attributable to the Premises in which case Tenant shall continue to pay Rent and this Lease shall not terminate.

15.02 TAKING OF PART

In the event a part of the Real Property or the Premises is taken or condemned by any competent authority (or a deed is delivered in lieu of condemnation) and this Lease is not terminated, the Lease shall be amended to reduce or increase, as the case may be, the Monthly Base Rent and Tenant's Rent Adjustment to reflect the Rentable Area of the Premises or Rentable Area of the Real Property, as the case may be, remaining after any such taking or condemnation. Landlord, upon receipt and to the extent of the award in condemnation (or proceeds of sale) shall make necessary repairs and restorations to the Premises (exclusive of Tenant Alterations) and to the Real Property to the extent necessary to constitute the portion of the Real Property not so taken or condemned as a complete architectural and economically efficient unit. Notwithstanding the foregoing, if as a result of any taking, or a governmental order that the grade of any street or alley adjacent to the Real Property is to be changed and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Real Property or prevents the economical operation of the Real Property, Landlord shall have the right to terminate this Lease upon ninety
(90) days prior written notice to Tenant.

15.03 COMPENSATION

Landlord shall be entitled to receive the entire award (or sale proceeds) from any such taking, condemnation or sale without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority a separate award in respect of the loss, if any, to Tenant Alterations paid for by Tenant without any credit or allowance from Landlord so long as there is no diminution of Landlord's award as a result.

                                 ARTICLE SIXTEEN
                                   INSURANCE

16.01 TENANT'S INSURANCE

Tenant, at Tenant's expense, agrees to maintain in force, with a company or companies acceptable to Landlord, during the Term: (a) Commercial General Liability Insurance on a primary basis and without any right of contribution from any insurance carried by Landlord covering the Premises on an occurrence basis against all claims for personal injury, bodily injury, death and property damage, including contractual liability covering the indemnification provisions in this Lease. Such insurance shall be for such limits that are not less than a combined single limit of Five Million and No/100 Dollars ($5,000,000.00); (b) Workers' Compensation and Employers' Liability Insurance for an amount of not less than One Million and No/100 Dollars ($1,000,000.00), both in accordance with the laws of the State of Oklahoma; (c) "All Risks" property insurance in an amount adequate to cover the full replacement cost of all equipment, installations, fixtures and contents of the Premises in the event of loss and any such policy shall contain a provision requiring the insurance carriers to waive their rights of subrogation against Landlord; (d) in the event a motor vehicle is to be used by Tenant in connection with its business operation from the Premises, Comprehensive Automobile Liability Insurance coverage with limits of not less than Three Million and No/100 Dollars ($3,000,000.00) combined single limit coverage against bodily injury liability and property damage liability arising out of the use by or on behalf of Tenant, its agents and employees in connection with this Lease, of any owned, non-owned or hired motor vehicles; and (e) such other insurance or coverages as Landlord reasonably requires.

16.02 FORM OF POLICIES

Each policy referred to in 16.01 shall satisfy the following requirements. Each policy shall (i) name Landlord and the Indemnitees as additional insureds, (ii) be issued by one or more responsible insurance companies licensed to do business in Oklahoma, (iii) where applicable, provide for deductible amounts satisfactory to Landlord and not permit co-insurance, (iv) shall provide that such insurance may not be canceled or amended without thirty (30) days' prior written notice to the Landlord, and (v) shall provide that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policies. Tenant shall deliver to Landlord, certificates of insurance and at Landlord's request, copies of all policies and renewals thereof to be maintained by Tenant hereunder, not less than ten (10) days prior to the Commencement Date and not less than ten (10) days prior to the expiration date of each policy.

16.03 LANDLORD'S INSURANCE

Landlord agrees to purchase and keep in full force and effect during the Term hereof, including any extensions or renewals thereof, insurance under policies issued by insurers of recognized responsibility, qualified to do business in Oklahoma on One Leadership Square, Two Leadership Square, the Atrium, the Parking Garage, the Utility Vault Areas, the Tunnel and the Skywalk in amounts not less than the greater of eighty (80%) percent of the then full replacement cost (without depreciation) of One Leadership Square, Two Leadership Square, the Atrium, the Parking Garage, the Utility Vault Areas, the Tunnel and the Skywalk (above foundations) or an amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies, against fire and such other risks as may be included in standard forms of all risk coverage insurance reasonably available from time to time. Landlord agrees to maintain in force during the Term, Commercial General Liability Insurance covering the Property on an occurrence basis against all claims for personal injury, bodily injury, death and property damage. Such insurance shall be for a combined single limit of Five Million and No/100 Dollars ($5,000,000.00). Neither Landlord's obligation to carry such insurance nor the carrying of such insurance shall be deemed to be an indemnity by Landlord with respect to any claim, liability, loss, cost or expense due, in whole or in part, to Tenant's negligent acts or omissions or wilful misconduct.

16.04 WAIVER OF SUBROGATION

         (a) Landlord agrees that, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of Oklahoma, it will include in its "All Risks" policies appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant with respect to losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies.

         (b) Tenant agrees to include, if obtainable at no, or minimal, additional cost, and so long as the same is permitted under the laws of Oklahoma, in its "All Risks" insurance policy or policies on its furniture, furnishings, fixtures and other property removable by Tenant from the Premises under the provisions of this Lease, appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and/or any tenant of space in the Real Property with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. If Tenant is unable to obtain in such policy or policies either of the clauses described in the preceding sentence, Tenant shall, if legally possible and without necessitating a change in insurance carriers, have Landlord named in such policy or policies as an additional insured. If Landlord shall be named as an additional insured in accordance with the foregoing, Landlord agrees to endorse promptly to the order of Tenant, without recourse, any check, draft, or order for the payment of money representing the proceeds of any such policy or representing any other payment growing out of or connected with said policies, and Landlord does hereby irrevocably waive any and all rights in and to such proceeds and payments.

         (c) Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Real Property and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, and employees and against every other tenant in the Real Property who shall have executed a similar waiver as set forth in this Section 16.04(c) for loss or damage to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered or coverable by Tenant's insurance required under this Lease, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

         (d) Landlord and Tenant hereby agree to advise the other promptly if the clauses to be included in their respective insurance policies pursuant to subparagraphs (a) and (b) above cannot be obtained on the terms hereinbefore provided and thereafter to furnish the other with a certificate of insurance or copy of such policies showing the naming of the other as an additional insured, as aforesaid. Landlord and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses or naming. All such policies which name both Landlord and Tenant as additional insureds shall, to the extent obtainable, contain agreements by the insurers to the effect that no act or omission of any additional insured will invalidate the policy as to the other additional insureds.

16.05 NOTICE OF CASUALTY

Tenant shall give Landlord notice in case of a fire or accident in the Premises promptly after Tenant is aware of such event.

                                ARTICLE SEVENTEEN
                         WAIVER OF CLAIMS AND INDEMNITY

17.01 WAIVER OF CLAIMS

To the extent permitted by law, Tenant releases the Indemnitees from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Real Property or Premises resulting directly or indirectly from any existing or future condition, defect, matter or thing in and about the Property or the Premises or any part of either or any equipment or appurtenance therein, or resulting from any accident in or about the Property, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Real Property or of any other person, including Landlord's agents and servants, except where resulting from the gross negligence or willful and wrongful act of any of the Indemnitees. Tenant hereby waives any consequential damages, compensation or claims for inconvenience or loss of business, rents, or profits as a result of such injury or damage. If any such damage, whether to the Premises or to any part of the Property or any part thereof, or whether to Landlord or to other tenants of the Real Property, results from any act or neglect of Tenant, its employees, servants, agents, contractors, invitees and customers, Tenant shall be liable therefor and Landlord may, at Landlord's option, repair such damage and Tenant shall, upon demand by Landlord, as payment of additional Rent hereunder, reimburse Landlord within ten (10) days of demand for the total cost of such repairs, in excess of amounts, if any, paid to Landlord under insurance covering such damages. Tenant shall not be liable for any damage caused by its acts or neglect if Landlord or a tenant has recovered the full amount of the damage from proceeds of insurance policies and the insurance company has waived its right of subrogation against Tenant.

17.02 INDEMNITY BY TENANT AND LANDLORD

         (a) TO THE EXTENT PERMITTED BY LAW, TENANT AGREES TO INDEMNIFY, PROTECT, DEFEND AND HOLD THE INDEMNITEES HARMLESS AGAINST ANY AND ALL ACTIONS, CLAIMS, DEMANDS, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEY'S FEES AND EXPENSES FOR THE DEFENSE THEREOF, ARISING FROM TENANT'S OCCUPANCY OF THE PREMISES, FROM THE UNDERTAKING OF ANY TENANT ALTERATIONS OR REPAIRS TO THE PREMISES, FROM THE CONDUCT OF TENANT'S BUSINESS ON THE PREMISES, OR FROM ANY BREACH OR DEFAULT ON THE PART OF TENANT IN THE PERFORMANCE OF ANY COVENANT OR AGREEMENT ON THE PART OF TENANT TO BE PERFORMED PURSUANT TO THE TERMS OF THIS LEASE, OR FROM ANY WILLFUL OR NEGLIGENT ACT OF TENANT, ITS AGENTS, CONTRACTORS, SERVANTS, EMPLOYEES, CUSTOMERS OR INVITEES, IN OR ABOUT THE PREMISES, BUT ONLY TO THE EXTENT OF LANDLORD'S LIABILITY, IF ANY, IN EXCESS OF AMOUNTS, IF ANY, PAID TO LANDLORD UNDER INSURANCE COVERING SUCH CLAIMS OR LIABILITIES. IN CASE OF ANY ACTION OR PROCEEDING BROUGHT AGAINST THE INDEMNITEES BY REASON OF ANY SUCH CLAIM, UPON

NOTICE FROM LANDLORD, TENANT COVENANTS TO DEFEND SUCH ACTION OR PROCEEDING BY COUNSEL REASONABLY SATISFACTORY TO LANDLORD.

         (b) TO THE EXTENT PERMITTED BY LAW AND EXCEPT TO THE EXTENT CAUSED BY ANY WILLFUL OR NEGLIGENT ACT OF TENANT, ITS AGENTS, CONTRACTORS, SERVANTS, EMPLOYEES, CUSTOMERS OR INVITEES, LANDLORD AGREES TO INDEMNIFY, PROTECT, DEFEND, AND HOLD HARMLESS TENANT AND ITS AGENTS AND EMPLOYEES AGAINST ANY ACTIONS, CLAIMS, DEMANDS, COSTS AND EXPENSES, INCLUDING, REASONABLE ATTORNEY'S FEES AND EXPENSES FOR THE DEFENSE THEREOF, OCCURRING IN THE COMMON AREAS OF THE REAL PROPERTY AND ARISING FROM ANY BREACH OR DEFAULT ON THE PART OF THE INDEMNITEES OR FROM ANY WILLFUL OR NEGLIGENT ACT OF THE INDEMNITEES DURING THE TERM OF THIS LEASE, BUT ONLY TO THE EXTENT OF TENANT'S LIABILITY, IF ANY, IN EXCESS OF AMOUNTS, IF ANY, PAID TO TENANT UNDER INSURANCE COVERING SUCH CLAIMS OR LIABILITIES.

                                ARTICLE EIGHTEEN
                              RULES AND REGULATIONS

18.01 RULES

Tenant agrees for itself and for its subtenants, employees, agents, and invitees to comply with the rules and regulations listed on Exhibit "D" attached hereto and with all reasonable modifications and additions thereto which Landlord may make from time to time, provided Tenant has received notice of such modifications.

18.02 ENFORCEMENT

Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce the rules and regulations as set forth on Exhibit "D" or as hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord shall use reasonable efforts to enforce the rules and regulations of the Property in a uniform and non-discriminatory manner. Tenant shall pay to Landlord all damages caused by Tenant's failure to comply with the provisions of this Article Eighteen and shall also pay to Landlord as additional Rent an amount equal to any increase in insurance premiums caused by such failure to comply.

                                ARTICLE NINETEEN
                           LANDLORD'S RESERVED RIGHTS

19.01 RESERVED RIGHTS

Landlord shall have the following rights exercisable without notice to Tenant and without liability to Tenant for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (1) to change the name or street address of the Real Property, the Building or any other part thereof upon thirty (30) days' prior written notice to Tenant; (2) to install, affix and maintain all signs on the exterior and/or interior of the Real Property, the Building or any other part thereof; (3) to designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises; (4) upon reasonable notice to Tenant, to display the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term; (5) to grant to any party the exclusive right to conduct any business or render any service in or to the Real Property or any part thereof, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purpose permitted hereunder; (6) to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, washrooms or public portions of the Real Property, and to close entrances, doors, corridors, elevators or other facilities, provided that such action shall not materially and adversely interfere with Tenant's access to the Premises or the Real Property; (7) to have access for Landlord and other tenants of the Real Property or any part thereof to any mail chutes and boxes located in or on the Premises as required by any applicable rules of the United States Post Office; and (8) to close the Real Property or any part thereof after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes.

                                 ARTICLE TWENTY
                              ESTOPPEL CERTIFICATE

20.01 IN GENERAL

Within fifteen (15) days after request therefor by Landlord, Mortgagee or any prospective mortgagee or owner, Tenant agrees as directed in such request to execute an Estoppel Certificate in recordable form, binding upon Tenant, certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect); (ii) the dates to which Rent has been paid; (iii) that Tenant is in the possession of the Premises if that is the case; (iv) that Landlord is not in default under this

Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); (vi) that the Premises have been completed in accordance with the terms and provisions hereof or the Work Letter, that Tenant has accepted the Premises and the condition thereof and of all improvements thereto and has no claims against Landlord or any other party with respect thereto; (vii) that if an assignment of rents or leases has been served upon the Tenant by a Mortgagee, Tenant will acknowledge receipt thereof and agree to be bound by the provisions thereof; (viii) that Tenant will give to the Mortgagee copies of all notices required or permitted to be given by Tenant to Landlord; and (ix) to any other information reasonably requested.

20.02 ENFORCEMENT

In the event that Tenant fails to deliver an Estoppel Certificate, Tenant shall be deemed to have irrevocably appointed Landlord as Tenant's attorney-in-fact to execute and deliver such Estoppel Certificate.

                               ARTICLE TWENTY-ONE
                              RELOCATION OF TENANT

At any time after the date of this Lease, Landlord may substitute for the Premises, other premises in One Leadership Square or Two Leadership Square (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes under this Lease, provided that (i) the New Premises shall be substantially similar to the Premises in area and configuration; (ii) if Tenant is then occupying the Premises, Landlord shall pay the actual and reasonable expenses of physically moving Tenant, its property and equipment to the New Premises; (iii) Landlord shall give Tenant not less than sixty (60) days' prior written notice of such substitution; and (iv) Landlord, at its expense, shall improve the New Premises with improvements substantially similar to those in the Premises at the time of such substitution, if the Premises are then improved.

                               ARTICLE TWENTY-TWO
                              REAL ESTATE BROKERS

Tenant represents that, except for Price Edwards & Company, Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant hereby agrees to indemnify, protect, defend and hold Landlord and the Indemnitees, harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord shall be responsible for the payment of all commissions to the broker(s), if any, specified in this Article.

                              ARTICLE TWENTY-THREE
                              MORTGAGEE PROTECTION

23.01 SUBORDINATION AND ATTORNMENT

This Lease is and shall be expressly subject and subordinate at all times to (i) any ground or underlying lease of the Real Property, now or hereafter existing, and all amendments, renewals and modifications to any such lease, and (ii) the lien of any first mortgage or trust deed now or hereafter encumbering fee title to the Real Property and/or the leasehold estate under any such lease, unless such ground lease or ground lessor, or mortgage or Mortgagee, expressly provides or elects that the Lease shall be superior to such lease or mortgage. If any such mortgage or trust deed is foreclosed, or if any such lease is terminated, upon request of the Mortgagee or ground lessor, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale or to the ground lessor under such lease, as the case may be, provided, however, that such purchaser or ground lessor shall not be (i) bound by any payment of Rent for more than one month in advance except payments in the nature of security for the performance by Tenant of its obligations under this Lease; (ii) subject to any offset, defense or damages arising out of a default of any obligations of any preceding Landlord; or (iii) bound by any amendment or modification of this Lease made without the written consent of the Mortgagee or ground lessor; or (iv) liable for any security deposits not actually received in cash by such purchaser or ground lessor. This subordination shall be self-operative and no further certificate or instrument of subordination need be required by any such Mortgagee or ground lessor. In confirmation of such subordination, however, Tenant shall execute promptly any reasonable certificate or instrument that Landlord, Mortgagee or ground lessor may request. Tenant hereby constitutes Landlord as Tenant's attorney-in-fact to execute such certificate or instrument for and on behalf of Tenant upon Tenant's failure to do so within fifteen (15) days of a request to do so. Upon request by such successor in interest, Tenant shall execute and deliver reasonable instruments confirming the attornment provided for herein.

23.02 MORTGAGEE PROTECTION

Tenant agrees to give any Mortgagee or ground lessor, by registered or certified mail, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such Mortgagee or ground lessor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee or ground lessor shall have an additional thirty (30) days after receipt of notice thereof within which to cure such default or if such default cannot be cured within that time, then such additional notice time as may be necessary, if, within such thirty (30) days, any Mortgagee or ground lessor has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings or other proceedings to acquire possession of the Real Property, if necessary to effect such cure). Such period of time shall be extended by any period within which such Mortgagee or ground lessor is prevented from commencing or pursuing such foreclosure proceedings or other proceedings to acquire possession of the Real Property by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for Mortgagee or ground lessor to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the rent or shorten the term, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of the ground lessor or the Mortgagee.

                               ARTICLE TWENTY-FOUR
                                     NOTICES

         (a) All notices, demands or requests provided for or permitted to be given pursuant to this Lease must be in writing and shall be personally delivered, sent by Federal Express or other overnight courier service, or mailed by first class, registered or certified mail, return receipt requested, postage prepaid.

         (b) All notices, demands or requests to be sent pursuant to this Lease shall be deemed to have been properly given or served by delivering or sending the same in accordance with this Section, addressed to the parties hereto at their respective addresses listed below:

                  (1)      Notices to Landlord shall be addressed:

                           LSQ Investors, L.L.C.
                           Attention: Property Manager
                           One Leadership Square, Suite 308
                           211 North Robinson Avenue
                           Oklahoma City, Oklahoma 73102

                  (2)      Notices to Tenant shall be addressed:

                           Canaan Energy Corporation
                           One Leadership Square, Suite 1000
                           211 North Robinson Avenue
                           Oklahoma City, OK 73102

         (c) If notices, demands or requests are sent by registered or certified mail, said notices, demands or requests shall be effective upon being deposited in the United States mail. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of receipt on the return receipt of the notice, demand or request by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of notice, demand or request sent. Notices may also be served by personal service upon any officer, director or partner of Landlord or Tenant or in the case of delivery by Federal Express or other overnight courier service, notices shall be effective upon acceptance of delivery by an employee, officer, director or partner of Landlord or Tenant.

         (d) By giving to the other party at least thirty (30) days written notice thereof, either party shall have the right from time to time during the term of this Lease to change their respective addresses for notices, statements, demands and requests, provided such new address shall be within the United States of America.

                               ARTICLE TWENTY-FIVE
                                  MISCELLANEOUS

25.01 LATE CHARGES

All payments required hereunder (other than the Monthly Base Rent and Rent Adjustments, which shall be due as hereinbefore provided) to Landlord shall be paid within ten (10) days after Landlord's demand therefor. All such amounts (including, without limitation Monthly Base Rent and Rent Adjustments not paid when due shall bear interest from the date due until the date paid at the Default Rate in effect on the date such payment was due.

25.02 Intentionally omitted.

25.03 Intentionally omitted.

25.04 OPTION

This Lease shall not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant. The submission of the Lease to Tenant does not constitute a reservation of or option for the Premises.

25.05 TENANT AUTHORITY

Tenant represents and warrants to Landlord that it has full authority and power to enter into and perform its obligations under this Lease, that the person executing this Lease is fully empowered to do so, and that no consent or authorization is necessary from any third party. Landlord may request that Tenant provide Landlord evidence of Tenant's authority.

25.06 ENTIRE AGREEMENT

This Lease, the Exhibits attached hereto and the Work Letter contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written. This Lease shall not be modified except by a writing executed by Landlord and Tenant.

25.07 MODIFICATION OF LEASE FOR BENEFIT OF MORTGAGEE

If Mortgagee of Landlord requires a modification of this Lease which shall not result in any increased cost or expense to Tenant or in any other substantial and adverse change in the rights and obligations of Tenant hereunder, then Tenant agrees that the Lease may be so modified.

25.08 EXCULPATION

Tenant agrees, on its behalf and on behalf of its successors and assigns, that any liability or obligation under this Lease shall only be enforced against Landlord's equity interest in the Property and in no event against any other assets of the Landlord, or Landlord's officers or directors.

25.09 ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue, or extend the Term.

25.10 LANDLORD'S OBLIGATIONS ON SALE OF BUILDING

In the event of any sale or other transfer of the Property, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer, provided that all of Landlord's obligations hereunder are specifically assumed by the buyer or transferee.

25.11 BINDING EFFECT

This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

25.12 CAPTIONS

The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

25.13 APPLICABLE LAW

This Lease shall be construed in accordance with the laws of the State of Oklahoma. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each item, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

25.14 ABANDONMENT

In the event Tenant abandons the Premises but is otherwise in compliance with all the terms, covenants and conditions of this Lease, Landlord shall (i) have the right to enter into the Premises in order to show the space to prospective tenants, (ii) have the right to reduce the services provided to Tenant pursuant to the terms of this Lease to such levels as Landlord reasonably determines to be adequate services for an unoccupied premises and (iii) during the last six (6) months of the Term, have the right to prepare the Premises for occupancy by another tenant upon the end of the Term.

25.15 LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES

If Tenant fails timely to perform any of its duties under this Lease or the Work Letter, Landlord shall have the right (but not the obligation), to perform such duty on behalf and at the expense of Tenant without prior notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.

25.16 TENANT SIGNAGE

Tenant shall be provided, at Landlord's expense, standard listings on all Building directories. If subsequent to the Date of Lease [as set forth in
Section 1.01(4)] and pursuant to a writing executed by Landlord and Tenant, Tenant expands the Premises to include all of the Rentable Area located on the tenth (10th) floor of the Building, then, in such event, Tenant will be permitted to display its corporate name and logo in the lobby area which is located between the passenger elevators on the tenth (10th) floor of the Building, provided, that, the installation of such corporate name and logo shall be subject to the reasonable advance approval of Landlord.


NOTICE OF INDEMNIFICATION: THE PARTIES TO THIS LEASE HEREBY ACKNOWLEDGE AND AGREE THAT THIS LEASE (AND ATTACHED EXHIBITS) CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.

IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in
Section 1.01(4) hereof.

                                     LSQ INVESTORS, L.L.C., AN OKLAHOMA LIMITED
                                     LIABILITY COMPANY

                                     By: /s/ CLAYTON I. BENNETT
                                        ---------------------------------------
                                             Clayton I. Bennett, Manager

                                     Date:   12-4-00
                                          -------------------------------------

                                     By: /s/ JOHN T. PERRI
                                        ---------------------------------------
                                             John T. Perri, Manager

                                     Date:   12-4-00
                                          -------------------------------------


                                     ("Landlord")

                                     CANAAN ENERGY CORPORATION, AN OKLAHOMA
                                     CORPORATION



                                     By: /s/ LEO E. WOODARD
                                        ---------------------------------------
                                     Name: Leo E. Woodard
                                          -------------------------------------
                                     Title: Chairman & Chief Executive Officer
                                           ------------------------------------
                                     Date: 11/29/00
                                           -------------------------------------
                                   ("Tenant")

                                  EXHIBIT "A"

                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT


                            LEGAL DESCRIPTION OF LAND

                                LEADERSHIP SQUARE

Lots One (1) thru Eleven (11) inclusive, and Lots Twenty-One (21) thru Thirty Two (32) inclusive, all in Block Thirty Six (36) Oklahoma City, Oklahoma, according to the recorded plat thereof; in Oklahoma County, State of Oklahoma; More particularly described as follows:

A part of Block 36 of the ORIGINAL PLAT OF OKLAHOMA CITY, Oklahoma County, Oklahoma according to the recorded plat thereof, being more particularly described as follows: Beginning at the Southeast corner of Block 36, ORIGINAL PLAT OF OKLAHOMA CITY, Oklahoma County, Oklahoma according to the recorded plat thereof; thence West on the South line of said Block 36 for a distance of 275.00 feet to the Southwest corner of Lot 11 in said Block 36; thence North on the West line of said Lot 11 for a distance of 100.00 feet; thence West and parallel to the South line of Lots 12 thru 16, both inclusive, in said Block 36, for a distance of 125.00 feet to a point on the West line of Lot 16 in said Block 36, which point is 100.00 feet North of the Southwest corner of said Block 36; thence North on the West line of said Block 36 for a distance of 99.70 feet to a point 100.30 feet South of the Northwest corner of said Block 36; thence East and parallel to the North line of said Block 36 for a distance of 100.00 feet to a point on the West line of Lot 21 in said Block 36, which point is 100.30 feet South of the Northwest corner of said Lot 21; thence North on the West line of said Lot 21 for a distance of 100.30 feet to the Northwest corner of said Lot 21; thence East on the North line of said Block 36 for a distance of 300.00 feet to the Northeast corner of said Block 36; thence South on the east line of said Block 36 for a distance of 300.00 feet to the point or place of beginning. Containing 97,470.00 square feet or 2.238 acres more or less. Also known as 211 North Robinson Avenue.





Exhibit "A" to Office Lease -- Page Solo

                                  EXHIBIT "B"
                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANANN ENERGY CORPORATION,
                                   AS TENANT


                                PLAN OF PREMISES




                              [ARCHITECTURAL PLAN]




Exhibit "B" to Office Lease - Page Solo

                                   EXHIBIT "C"
                                       TO
                              OFFICE LEASE BETWEEN
                              LSQ INVESTORS L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                                   WORK LETTER
                              (Landlord Does Work)

         This Work Letter ("Work Letter") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction and payment for the completion of the Initial Improvements within the Premises.

         1. Definitions. Terms which are defined in the Lease shall have the same meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

                  (a) Allowance shall mean the product of $22.00 times the number of square feet of Rentable Area in the Premises (this is the same Allowance as described in paragraph 1.03 of the Lease).

                  (b) Basic Construction of the Building shall mean the structure of the Building as built on the date of this Work Letter, the Shell Improvements, and all other improvements, fixtures and facilities constituting a part of the Building and/or Property, as these exist on the date of this Work Letter.

                  (c) Landlord's Architect shall mean the architect designated by Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

                  (d) Plans and Specifications shall mean collectively, the plans, specifications and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Premises and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work. The Plans and Specifications shall comply with the minimum requirements established by Landlord.

                  (e) Tenant's Architect shall mean Allen Porter Associates, Inc., who is an architect licensed to practice in the State of Oklahoma.

                  (f) Work shall mean all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises for Tenant in accordance with the Plans and Specifications, including, without limitation any modification to Basic Construction of the Building or to the Shell Improvements, any structural modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Premises.

                  (g) Cost of the Work shall mean the cost of all materials and labor to be added to the Basic Construction of the Building and the Shell improvements in order to complete the installation of the Initial Improvements within the Premises in accordance with the Plans and Specifications.

                  (h) Landlord's costs shall mean that portion of the Cost of the Work up to, but not in excess of, the aggregate amount of the Allowance.

                  (i) Tenant's Costs shall mean that portion of the Cost of the Work in excess of Landlord's Costs.

                  (j) Contractor shall mean the general contractor selected by Landlord to perform the Work. Landlord reserves the right to replace the initial Contractor and/or to engage other contractors.

                  (k) Change Costs shall mean all costs or expenses attributable to any change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Landlord's Costs, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications, (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication,
         (iv) the cancellation or modification of supply or


Exhibit "C" to Office Lease -- Page 1
         fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or (vi) delays affecting the schedule of the Work.

                  (l) Working Days shall mean all days of the week other than Saturday, Sunday, and legal holidays.

         2. Procedure and Schedules for the Completion of Plans and Specifications. The Plans and Specifications shall be completed in accordance with the following procedure and time schedules:

                  (a) Design Drawings. Within ten (10) Working Days from execution of the Lease, Tenant shall submit to Landlord four (4) sets of prints of design drawings, specifying the intended design, character and finishing of the Initial Improvements within the Premises. Such package shall include separate drawings for signs in accordance with Landlord's sign criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Initial Improvements within the Premises, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections and finishes.

                           (i) After receipt of design drawings, Landlord shall
                  return to Tenant one set of prints of design drawings with Landlord's suggested modifications and/or approval.

                           (ii) If design drawings are returned to Tenant with
                  comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.

                  (b) Completion of Plans and Specifications. All Plans and Specifications shall be prepared in strict compliance with applicable Building standards and requirements as set forth in the Lease, this Work Letter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical and structural drawings, Tenant or Tenant's Architect shall deliver to Landlord's Architect, not later than ten (10) Working Days from the date of Landlord's approval of design drawings, a detailed plan setting forth any and all electrical, mechanical and structural requirements, and Landlord's Architect shall retain, at Tenant's expense, Landlord's electrical, mechanical and structural engineers to prepare all necessary electrical, mechanical and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four (4) sets of blueline prints, to Landlord for approval within ten (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant.

                           (i) The fees for Tenant's Architect and any
                  consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay the fees and expenses of Landlord's Architect for inspection of the Work, as reasonably required by Landlord.

                           (ii) Tenant shall have the sole responsibility for
                  compliance of the Plans and Specifications with all applicable statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances and other regulations. In instances where several sets of requirements must be met, the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

                           (iii) Upon completion of the Initial Improvements, if
                  so required by Landlord, Tenant shall deliver to Landlord an "as-built" set of Plans and Specifications for the Premises, together with such other information required by Landlord to place the information from the "as-built" Plans and Specifications on to Landlord's data base; the cost of providing the "as-built" Plans and Specifications and other information, together with Landlord's cost to place the information on to Landlord's data base, shall be borne solely by Tenant.


Exhibit "C" to Office Lease -- Page 2

         3. Pricing. On or before the date which is ten (10) Working Days after finalization of the Plans and Specifications, as evidenced by Landlord's written approval thereof, Landlord shall notify Tenant in writing of the Cost of the Work. The contract for the Work shall obligate the Contractor to purchase from Landlord all materials and supplies which are held in "stock" by Landlord and which are required for the Work by the Plans and Specifications. Within ten (10) Working Days after its receipt of Landlord's written notice identifying the Cost of the Work, Tenant shall either approve such Cost of the Work in writing or cause the Plans and Specifications to be revised and resubmitted to Landlord for Approval. On or before the date which is ten (10) Working Days from Landlord's receipt of such revised Plans and Specifications, Landlord shall either (i) notify Tenant that Landlord approves the revised Plans and Specifications and give to Tenant a revised Cost of the Work or (ii) notify Tenant of Landlord's comments on such revised Plans and Specifications. If for any reason Landlord and Tenant have not agreed in writing upon final Plans and Specifications and/or the Tenant has not approved in writing the Cost of the Work on or before the date which is ten (10) Working Days from the date of Landlord's notice referenced in the prior sentence, then Landlord shall have the right to terminate the Lease and this Work Letter, without further obligation.

         4. Payments. Tenant may use that part of the Allowance up to an amount equal to Seventy-Five Cents ($0.75) per square foot of Rentable Area of the Premises for the payment of fees and expenses payable by Tenant under the terms of Paragraph 2(b)(i) of this Work Letter. Tenant shall pay the aggregate amount of Tenant's Costs to Landlord upon demand. Landlord shall determine the percentage of the Cost of the Work which is allocable to Landlord and the percentage of the Cost of the Work which is allocable to Tenant. Landlord shall also revise its determination of such percentages based on any changes in the Cost of the Work due to change orders affecting the Plans and Specifications. Within ten (10) days after Tenant's receipt of an invoice from Landlord which identifies that portion of the Cost of the Work to be incurred, respectively, by Landlord and Tenant, Tenant shall pay to Landlord the percentage of the Cost of the Work allocable to Tenant, as Tenant's Costs, as determined by Landlord from time to time. Landlord's obligation for payment with respect to the Work shall not exceed the aggregate amount of Landlord's Costs; and after Landlord has paid Landlord's Costs, Tenant shall thereafter pay all Cost of the Work as and when invoiced to Tenant by Landlord, including, without limitation, any Change Costs. The amounts payable to Landlord hereunder shall constitute Rent due pursuant to the Lease, and failure to make any such payment when due shall constitute a default under the Lease, entitling Landlord to exercise any or all of its remedies hereunder, as well as all remedies otherwise available to Landlord. Any cost savings achieved after completion of the Work shall be solely the property of Landlord, not Tenant.

         5. Performance of Work and Delays. Landlord shall cause the Contractor to perform the Work in substantial accordance with the Plans and Specifications. If a delay shall occur in the completion of the Work by Landlord as the result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts caused by Tenant which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) the fact that materials to be incorporated into the Work which are non-Building Grade require a lead time (not due to Landlord default or error) to obtain or construction time to perform, in excess of that required for Work which is Building Grade, as determined by Landlord, or (v) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Work Letter, then any such delay shall not justify any extension of the Commencement Date of the Lease.

         6. Change Orders. All changes and modifications in the Work from that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

         7. Punchlist. Within thirty (30) days after the Commencement Date, Tenant shall give Landlord written notice specifying any details of construction, decoration or mechanical adjustment which remain to be performed by Landlord with respect to any Work; and except for the details contained in such written notice from Tenant, all obligations of Landlord in regard to the Work shall be deemed to have been satisfied. Landlord shall have the right to enter the Premises to complete any such unfinished details, and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees or contractors.

         8. Whole Agreement; No Oral Modification. This Work Letter embodies all representations, warranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Work Letter may not be altered or modified except by an agreement in writing signed by the parties.

Exhibit "C" to Office Lease -- Page 3

         9. Paragraph Headings. The paragraph headings contained in this Work Letter are for convenient reference only and shall not in any way affect the meaning or interpretation of such paragraphs.

         10. Notices. All notices required or contemplated hereunder shall be given to the parties in the manner specified for giving notices under the Lease.

         11. Binding Effect. This Work Letter shall be construed under the laws of the State of Oklahoma and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         12. Conflict. In the event of conflict between this Work Letter and any other exhibits or addenda to this Lease, this Work Letter shall prevail.







Exhibit "C" to Office Lease -- Page 4

                                   EXHIBIT "D"
                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ iNVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT


                              RULES AND REGULATIONS


         1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises, or for going from one part of the Real Property to another part of the Real Property. Canvassing, soliciting and peddling in the Real Property are prohibited.

         2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

         3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its discretion. Building standard suite identification signs will be prepared by Landlord at Tenant's expense. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

         4. Tenant shall not do, or permit anything to be done in or about the Real Property, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Real Property, or on property kept therein or otherwise increase the possibility of fire or other casualty.

         5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Real Property by the improper placing of such heavy items will be repaired at the sole expense of the responsible Tenant.

         6. Tenant shall notify the Property manager when safes or other heavy equipment are to be taken in or out of the Real Property, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require.

         7. Corridor doors, when not in use, shall be kept closed.

         8. All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours. Landlord's written approval must be obtained for any delivery after normal working hours.

         9. Tenant shall cooperate with Landlord's employees in keeping Tenant's Premises neat and clean.

         10. Tenant shall not cause or permit any improper noises in the Real Property, or allow any unpleasant odors to emanate from its Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

         11. No animals shall be brought into or kept in or about the Building, except guide dogs or similar support animals accompanying persons who are physically disabled.

         12. When conditions are such that Tenant must dispose of crates, boxes, etc., it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 5:30 p.m., respectively.

         13. No machinery of any kind, other than ordinary office machines such as typewriters and calculators, shall be operated on the Tenant's Premises without the prior written consent of Landlord, nor shall a tenant use or keep in the Building any inflammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in the Building.

         14. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

         15. No nails, hooks, or screws shall be driven into or inserted in any part of the Building except as approved by Landlord.


Exhibit "D" to Office Lease -- Page 1

         16. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

         17. No food and/or beverages shall be distributed from Tenant's Premises without the prior written approval of the Property Manager.

         18. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Tenant shall initially be given two (2) keys to the Premises by Landlord. No duplicates of such keys shall be made by Tenant. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

         19. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of the Real Property will remain the exclusive charge of the Real Property designated personnel.

         20. Tenant shall comply with parking rules and regulations as may be posted or distributed from time to time.

         21. No portion of the Real Property shall be used for the purpose of lodging rooms.

         22. Vending machines or dispensing machines of any kind will not be placed in the Premises by Tenant.

         23. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Real Property and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

         24. Tenant shall not make any changes or alterations to any portion of the Real Property without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord, working under Landlord's supervision.

         25. Tenant shall provide plexiglass or other pads for all chairs mounted on rollers or casters.

         26. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its judgment shall from time to time be necessary or advisable for the operation of the Building, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.



Exhibit "D" to Office Lease - Page 2

                                  EXHIBIT "E"

                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                                    PARKING

         This Exhibit "E" ("Parking Exhibit") describes and specifies Tenant's non-exclusive right to use six (6) unreserved parking spaces ("Spaces") located on such levels inside the Real Property's parking garage ("Parking Garage ) as set forth on Schedule 1 attached to this Parking Exhibit and incorporated herein by reference, all upon the terms and conditions set forth below.

         1. Definitions. The terms which are defined in the Lease shall have the same meaning in this Parking Exhibit.

         2. Grant and Rental Fee. Provided no event of default has occurred and is continuing under the Lease, Tenant shall be permitted the use of the Spaces during the Term at such monthly rates, but not less than $95.00 per space per month, (together with any applicable tax thereon) as may be charged by Landlord from time to time, and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord or the manager of the Parking Garage, and charged or applicable to patrons of the Parking Garage for spaces similarly situated therein.

         3. Tenant's Failure to Use Spaces. In the event that Tenant (after the Commencement Date and at any time during the Term) fails to utilize all or any of the Spaces, Landlord shall have no further obligation to make available to Tenant the Spaces not utilized. The failure, for any reason, of Landlord to provide or make available such Spaces to Tenant or the inability of Tenant to utilize all or any portion of the Spaces shall under no circumstances be deemed a default by Landlord under the Lease so as to permit Tenant to terminate the Lease, in whole or in part.

         4. Risk. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces, and TENANT HEREBY AGREES TO INDEMNIFY AND HOLD LANDLORD HARMLESS FROM AND AGAINST ANY AND ALL COSTS, CLAIMS, EXPENSES, AND/OR CAUSES OF ACTION WHICH LANDLORD MAY INCUR IN CONNECTION WITH OR ARISING OUT OF TENANT'S USE OF THE SPACES PURSUANT TO THIS AGREEMENT.

         5. No Bailment. It is further agreed that this Parking Exhibit shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

         6. Rules and Regulations. In its use of the Spaces, Tenant shall follow all of the Rules and Regulations of the Property (attached to the Lease as Exhibit "D") applicable thereto, any rules and regulations promulgated by Landlord or the manager of the Parking Garage, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, failure to make parking rental payments due hereunder or default by Tenant under the Lease, Landlord shall be entitled to terminate this Parking Exhibit, in which event Tenant's right to utilize the Spaces shall thereupon automatically cease.

         7. Access. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to assure that only those persons who have contracted to use spaces in the Parking Garage are using the parking spaces therein. Landlord currently limits access to the Parking Garage through the use of a parking entry card system, the cards for which shall be provided by Landlord. These cards may be different from and may not, without a specific request from Tenant, entitle the holder thereof to an after-hours entry card to the Building (pursuant to the terms of Section 7.04). Landlord agrees to provide to Tenant three (3) parking entry cards for a non-refundable deposit of $10.00 per card. Tenant further agrees to surrender all parking entry cards in its possession upon the expiration or earlier termination of this Lease. Landlord shall be entitled to cancel any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Tenant shall pay Landlord for each additional card(s) or for each replacement card(s) for any card(s) lost by or stolen from Tenant, in such amount as Landlord shall, from time to time determine, the present charge for such lost or stolen cards being $100.00 per card. Tenant acknowledges that the parking entry card may also be the same as the master entry card used for access to the Building during other than normal business hours, and to the extent the cards are the same, agrees that the provisions of

Exhibit "E" to Office Lease -- Page 1

Section 7.04 of the Lease shall also be applicable and in the event of a conflict with the provisions of this Parking Exhibit, the provisions of Section
7.04 shall control. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default hereunder and under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder.


Exhibit "E" to Office Lease - Page 2

                                   SCHEDULE 1

                                       TO
                                   EXHIBIT "E"
                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                                 PARKING GARAGE





                                        Current Monthly
 Level               No. of Spaces      Price per Space
 -----               -------------      ---------------
1 or 2                    6                 $95.00






Schedule 1 to Exhibit "E" to Office Lease - Page Solo

                                  EXHIBIT "F"
                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                                RIGHT OF REFUSAL

         This Exhibit "F" ("Refusal Exhibit") describes and specifies the right of refusal hereby granted by Landlord to Tenant with respect to the space within the Building described below, which right of refusal is being granted upon the following terms and conditions:

         1. Defined Terms. For purposes of this Refusal Exhibit, all terms defined in the Lease will be utilized herein without further definition. Terms specifically applicable to this Refusal Exhibit shall have the meanings specified in the Refusal Exhibit and shall be delineated by initial capital letters.

         2. Grant of Right of Refusal. Landlord hereby grants to Tenant during the initial Lease Term a one time right of refusal ("Refusal Right") with respect to: (a) the remaining, unleased space located on the tenth (10th) floor of the Building (which is marked on Exhibit "B" attached hereto and incorporated herein by reference for all purposes), and to any unleased space located on (b) the ninth (9th) floor, or (c) the eleventh (11th) floor of the Building (collectively, "Refusal Space"). Notwithstanding the foregoing, the Refusal Right shall not be applicable: (i) during any time when there is an uncured event of default under the Lease; or (ii) in the event, prior to or during the first twelve (12) months of the initial Lease Term, Landlord receives and desires to accept a bona fide offer to lease all or any part of the Refusal Space located on the eleventh (11th) floor of the Building from: (x) Hilb, Rogal & Hamilton (presently a prospective tenant of Landlord for a portion of such space); or (y) Grant Thornton [one of Landlord's tenants presently occupying space located on the twelfth (12th) floor of the Building], in any such event, Landlord shall have the unrestricted right to enter into a lease agreement with Hilb, Rogal & Hamilton, or Grant Thornton, whichever is applicable, with respect to such subject Refusal Space. Moreover, notwithstanding anything set forth herein to the contrary, the Refusal Right shall be subject to the preexisting rights of any tenants presently occupying space in the Property.

         3. Exercise of Refusal Right. Subject to the terms of Paragraph 2 of this Exhibit "F," in the event that Refusal Space in the Building becomes available, availability, for purposes hereof, to be at the sole determination of Landlord, and Landlord receives a bona fide offer from a third party to lease all or any part of the Refusal Space for a term greater than month-to-month which Landlord desires to accept, in any such event Landlord shall so notify Tenant. Tenant shall have ten (10) calendar days from the receipt of such notice to notify Landlord in writing of the exercise by Tenant of Tenant's Refusal Right with respect to the subject Refusal Space, which exercise shall be with respect to the entire space specified in Landlord's notice. In the event that Tenant elects to exercise its Refusal Right with respect to the subject Refusal Space and does in fact exercise such Refusal Right in the manner and within the time period specified herein, Landlord and Tenant shall, within thirty (30) days after Tenant delivers to Landlord notice of its election, enter into a written amendment modifying and supplementing the Lease and containing such other terms and provisions as Landlord may deem appropriate. Except as may be specifically modified in such amendment, all of the terms and provisions of the Lease, including the obligation of Tenant to pay (a) Monthly Base Rent at the established rates per square foot of Rentable Area set forth in Section 1.01(8) of the Lease for each of the remaining months of the Term (times the number of square feet of Rentable Area of the subject Refusal Space), and (b) Rent Adjustments in accordance with Article Four of the Lease, shall, on the day of delivery of the subject Refusal Space to Tenant, automatically apply and become applicable to the subject Refusal Space, except the obligation of Landlord to provide an Allowance in an amount equal to the product of $22.00 times the number of square feet of Rentable Area of the subject Refusal Space shall be reduced by that amount which is equal to the product of $0.1833 times each month of the Lease Term which has expired on such day of delivery of the subject Refusal Space to Tenant times the number of square feet of Rentable Area of the subject Refusal Space; and the subject Refusal Space, as of the date of such delivery, shall automatically and without the necessity of further documentation, become and be deemed to be a part of the Premises. In the event that Tenant fails to so notify Landlord within such ten (10)



Exhibit "F" to Office Lease -- Page 1
calendar day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the subject Refusal Space; and Landlord shall have the right to enter into a lease with any party with respect to such subject Refusal Space. Effective as of the date of delivery of any subject Refusal Space to Tenant, the Rentable Area within the subject Refusal Space shall be included within the Premises for the purpose of adjusting the Base Rent, as provided in
Article 4 of the Lease.

         4. Delivery of Refusal Space. Any Refusal Space shall be delivered to Tenant vacant and unoccupied and "As-Is" without benefit of improvements (except Shell Improvements, if any), except as set forth in Paragraph 3 of this Exhibit "F." In the event that any improvements or restoration work are to be incorporated in the subject Refusal Space and the Premises, the amendment shall contain provisions reflecting the agreement of Landlord and Tenant with respect thereto. Landlord shall use reasonable diligence to deliver the subject Refusal Space on the date specified in Landlord's notice of its availability, but in no event shall Landlord have any liability for the failure to deliver the subject Refusal Space to Tenant on such date, nor shall any such failure impair the validity of the Lease, extend the Term, or impair any obligations of Tenant under the Lease, it being understood that the Rent applicable to the subject Refusal Space shall be abated until possession is delivered to Tenant in full settlement of all claims that Tenant might otherwise have against Landlord by reason of the failure to timely deliver possession of the subject Refusal Space to Tenant.

         5. Termination of Refusal Right. The Refusal Right shall automatically terminate upon (a) the termination of the Term, whether by Landlord upon the occurrence of an Event of Default or otherwise, (b) the expiration of the time period specified in Paragraph 2 above, (c) the failure of Tenant to exercise the Refusal Right with respect to any Refusal Space as and within the time period specified in Paragraph 3 above, but only with respect to the subject Refusal Space, and (d) upon the assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord.







Exhibit "F" to Office Lease -- Page 2

                                  EXHIBIT "G"
                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                                 RENEWAL OPTIONS

         This Exhibit "G" ("Renewal Exhibit") describes and specifies the two
(2) options, granted by Landlord to Tenant to extend and renew this Lease for two (2), consecutive, five (5) year periods. Provided that, at the time in question, this Lease is then in full force and effect, there is no uncured event of default under this Lease and Tenant has not assigned this Lease or subleased any portion of the Premises, Tenant shall have two (2) options ("Renewal Options") to renew this Lease as follows:

         1. Defined Terms. For purposes of this Renewal Exhibit, all terms defined in the Lease will be utilized herein without further definition. Terms specifically applicable to this Renewal Exhibit shall have the meanings specified herein and shall be delineated by initial capital letters.

         2. Exercise of Option for the Second Lease Term. Tenant may, by notifying Landlord of its election in writing not less than six (6) months nor more than twelve (12) months prior to the end of the Lease Term, renew this Lease for an additional term ("Second Lease Term") beginning on the date next following the expiration date of the Lease Term and continuing for sixty (60) months thereafter. The renewal of this Lease will be upon the same terms, covenants, and conditions applicable during the Lease Term, as provided in the Lease, except that (i) the Base Rent payable during the Second Lease Term shall be an amount equal to the existing "Market Rental Rate" (as defined below) as of the date on which the Second Lease Term commences, (ii) the defined term "Term" shall be deemed to include the "Second Lease Term," and (iii) no free rent, allowances, options, parking concessions, construction obligations, or special rent concessions, if any, will apply to the Second Lease Term. In addition, Base Rent shall continue to be adjusted as provided in the Lease; provided, however, that the Expense Stop during the Second Lease Term shall be the sum of the Operating Expenses and Taxes per square foot of Rentable Area of the Real Property for the calendar year in which the Second Lease Term commences. As used herein, the phrase "Market Rental Rate" shall mean the rate of base rental being charged by Landlord to new tenants having a financial condition comparable or superior to that of Tenant (at the time Tenant exercises the first Renewal Option) for comparable space within the Building for a term comparable to the Second Lease Term (but not less than the Base Rent payable with respect to the final year of the Lease Term).

         3. Exercise of Option for the Third Lease Term. Tenant may, by notifying Landlord of its election in writing not less than six (6) months nor more than twelve (12) months prior to the end of the Second Lease Term, renew this Lease for an additional term ("Third Lease Term") beginning on the date next following the expiration date of the Second Lease Term and continuing for sixty (60) months thereafter. The renewal of this Lease will be upon the same terms, covenants and conditions applicable during the Second Lease Term, as provided in the Lease, except that (i) the Base Rent payable during the Third Lease Term shall be an amount equal to the existing "Market Rental Rate" (as defined below) as of the date on which the Third Lease Term commences, (ii) the defined term "Term" shall be deemed to include the "Third Lease Term," and (iii) no free rent, allowances, options, construction obligations, or special rent concessions, if any, will apply to the Third Lease Term. In addition, Base Rent shall continue to be adjusted as provided in the Lease; provided, however, that the Expense Stop during the Third Lease Term shall be the sum of the Operating Expenses and Taxes per square foot of Rentable Area of the Real Property for the calendar year in which the Third Lease Term commences. As used herein, the phrase "Market Rental Rate" shall mean the rate of base rental being charged by Landlord to new tenants having a financial condition comparable or superior to that of Tenant (at the time Tenant exercises the second Renewal Option) for comparable space within the Building for a term comparable to the Third Lease Term (but not less than the Base Rent payable with respect to the final year of the Second Lease Term).

         4. Termination of Options. The failure of Tenant to exercise either of the Renewal Options described in paragraphs numbered 2 and 3 of this Exhibit "G" within the time periods set forth herein, shall constitute a waiver and termination of that and any subsequent Renewal Option. In addition, any termination of this Lease during the Lease Term and any assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord, shall terminate the Renewal Options contained in this Renewal Exhibit.

Exhibit "G" to Office Lease -- Page Solo

                                   EXHIBIT "H"

                                       TO
                              OFFICE LEASE BETWEEN
                             LSQ INVESTORS, L.L.C.,
                                AS LANDLORD, AND
                           CANAAN ENERGY CORPORATION,
                                    AS TENANT

                              ADDITIONAL PROVISIONS

         This Exhibit "H" ("Addendum") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain additional terms and provisions of the Lease set forth below, and such additional terms and provisions shall supersede any contrary terms in the Lease:

         1. Defined Terms. For purposes of this Addendum, all terms defined in the Lease will be utilized herein without further definition. Terms specifically applicable to this Addendum shall have the meanings specified in the Addendum and shall be delineated by initial capital letters.

         2. Storage Space. Landlord will permit Tenant to store furniture and equipment in the vacant, "shell" area located on the west end of the tenth
(10th) floor of the Building ("Storage Space") at no charge for such use until such space is leased to Tenant or a third party. Tenant's use of the Storage Space shall be at Tenant's sole risk and shall comply with and is subject to the terms of the Lease, and Landlord will have no liability therefor. Notwithstanding anything set forth to the contrary in the Lease, Landlord shall not be obligated to provide any services to the Storage Space, except existing lighting. If Tenant desires any other service which Landlord may from time to time offer, Tenant shall pay an additional fee for such service as reasonably determined by Landlord.

         3. Elevator Lobby Improvements. In the event Tenant elects to select new improvements for the elevator lobby area on the tenth (10th) floor of the Building, then in such event, such new improvements shall be furnished and installed (i) as an item of Work pursuant to the requirements of the Work Letter, (ii) in accordance with the Plans and Specifications, and (iii) by such contractors as shall be selected and approved by Landlord.

         4. Parking. If subsequent to the Date of Lease [as set forth in Section 1.01(4)] and pursuant to a writing executed by Landlord and Tenant, Tenant expands the Premises to include additional space located in the Real Property, then, in such event, Tenant's non-exclusive right to use six (6) unreserved parking spaces located inside the Parking Garage shall be increased on the basis of one (1) additional unreserved parking space for each additional 2,800 square feet of Rentable Area leased by Tenant in the Real Property, subject to the terms and conditions set forth in Exhibit "E" ("Parking Exhibit").



Exhibit "H" to Office Lease -- Page Solo